UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Bowers Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, NW

Washington, DC 20001

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

4301 WILSON BOULEVARD

ARLINGTON, VA 22203-1860

1-800-258-3030

www.homesteadfunds.com

July 15, 2013

Dear Shareholders:

The six months ending June 30, 2013, were set against a backdrop of muted inflation, improvement in labor market conditions (although the unemployment rate remains elevated) and signs of stronger economic growth in the U.S. The outlook for growth in Europe was less positive, and, in China, industrial production and export growth slowed.

Long-term, patient investors were rewarded in the first half of the year, with most broad market indexes posting strong positive returns. May brought the seventh straight month of advances for the unmanaged Standard & Poor’s 500® Index, before the index reversed course in June. All five Homestead equity funds posted positive returns for the six-month period; all three of our domestic equity funds posted positive double-digit returns.

The Federal Reserve (the Fed) continued its highly accommodative monetary policy; however interest rates began to move higher late in the second quarter as investors focused on the likelihood of reduced stimulus. The Fed has said that it expects to keep rates at low levels through 2015 and continues to aggressively buy bonds as part of its quantitative easing (QE) campaign.

How the Fed will eventually wind down its bond-buying program has been at the forefront of investors’ concerns, and, in June, Chairman Ben Bernanke suggested that purchases might begin to taper off later in 2013. This glimpse of an end to QE triggered an immediate jump in bond yields and corresponding decline in prices. Equity markets also retreated in June but remained positive for the quarter and year-to-date.

Interest rates have been at extremely low levels for a protracted period of time and will eventually normalize. We expect normalization will be a multi-stage process, not an immediate surge to an above-average rate environment. The policy statement from the last Federal Open Market Committee meeting clarifies that the Committee anticipates that keeping rates at very low levels will be appropriate “for a considerable time after the asset purchase program ends and the economic recovery strengthens.” The current target for the federal funds rate is a very low 0 to .25%.

Still, with nowhere to go but up, interest rates must eventually trend higher and bond prices will decline. The degree of interest rate sensitivity (potential for gain or loss) varies. Prices of short-term bonds will decline less in response to a rise in rates than those of longer term bonds. Also, at the short-term end of the maturity spectrum, investors’ capital is returned sooner. In a rising rate environment, that provides an opportunity to reinvest in higher yielding securities.

To widen the lens beyond the point of view of the bond owner, we have had very low rates for an extended period of time and a return to normal levels is not all bad news. It suggests confidence in the strength of the economy and provides some reward for savers—both positive for rebuilding household wealth and providing a solid footing for future financial market performance.

We appreciate your investment in Homestead Funds and welcome the opportunity to talk with you about your portfolio. Please contact a Client Service Associate at 1-800-258-3030.

Sincerely,

Peter R. Morris

President and CEO

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor: 7/2013

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

semi-annual report

JUNE 30,

2013

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of June 30, 2013, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

PERFORMANCE EVALUATION

Daily Income Fund

MARKET CONDITIONS

So far in 2013, the Federal Reserve (the Fed) has continued its policy of maintaining historically low short-term interest rates; a policy initially established in December 2008 with the goal of stimulating economic activity. While economic conditions have improved over the past four years, growth remains subdued. Therefore, into the fifth calendar year, the Fed continues to hold the target rate for the federal funds rate at between 0.0% and 0.25%.

The Fed bases its policies on measures of economic growth. Economic growth, as measured by GDP, was 1.8% in the first quarter, an improvement from 0.4% in the fourth quarter of 2012, but far below potential. The unemployment rate fell marginally from 7.8% at the end of 2012 to 7.6% in June, reflecting very modest improvement in the labor markets. Based on this data, at its most recent meeting the Fed reaffirmed its intention to keep short-term interest rates at a low level through 2015.

Corporate cash balances continued to remain high, which reduced the need for issuance of short-term debt of the type in which the Daily Income Fund invests. Limited supply also worked to keep a lid on yields. With investors competing for limited issuance, prices were driven higher and yields lower.

FUND PERFORMANCE

The Daily Income Fund earned an annualized return of 0.01% for the first half of 2013. The seven-day effective annualized yield was 0.01% at June 30, 2013,

unchanged from the end of 2012. Interest income for the Fund is netted against operating expenses. With interest income at historic lows, the Fund’s investment adviser RE Advisers voluntarily continues to waive fees and/or reimburse expenses to assist the Fund in maintaining a positive yield. As long as the Federal Reserve continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income.

At mid-year 2013, the Fund’s exposure to commercial paper was closer to its historical range and above its position at year-end 2012. This was a function of supply conditions normalizing after year-end positioning by borrowers. Companies issuing commercial paper—short-term notes used to finance accounts payable, inventories and other immediate obligations—adjust their issuance in response to changing cash flow needs and fluctuations in yields on comparable securities.

OUTLOOK

With the Fed essentially maintaining a wait-and-see attitude regarding short-term interest rates, investors in the Daily Income Fund can anticipate a stable share price but little investment return until economic activity surprises to the upside, credit demand increases, the unemployment rate dips below 6.5% and the Federal Reserve shifts from an accommodative policy to a neutral policy.

We appreciate your investment with Homestead Funds.

2	Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

Daily Income Fund	0.01%	0.23%	1.47%

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the Fund. The Daily Income Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

YIELD

Annualized 7-day effective yield quoted 06/30/13		0.01%

SECURITY DIVERSIFICATION	on 12/31/12	on 06/30/13
(% of total investments)

Commercial paper	59.3%	75.6%
U.S. Government obligations	21.0%	15.5%
Corporate bonds	10.1%	1.4%
Short-term and other assets	9.6%	7.5%
Total	100.0%	100.0%

MATURITY	on 12/31/12	on 06/30/13

Average Weighted Maturity	46 days	44 days

Performance Evaluation	3

PERFORMANCE EVALUATION

Short-Term Government Securities and

Short-Term Bond Funds

MARKET CONDITIONS

The bond market started off the year in a rather directionless fashion as the Federal Reserve’s zero interest rate policy and bond buying programs (QE3) continued to anchor market expectations that interest rates would remain low for the foreseeable future. While the primary beneficiaries of low interest rates—housing and autos—continued to rebound throughout the first half, other factors weighed on investors’ minds to more than offset any fears of a strong economy. Such factors included sequestration, Europe’s recession, Japanese monetary stimulus, China’s crackdown on its shadow banking system and low inflation. Treasury yields had declined to their 2013 lows in early May when the release of the April 30 – May 1 Federal Open Market Committee (FOMC) minutes suggested that the Fed’s bond buying program could be raised or lowered depending on the outlook for employment or inflation. The market assumed less bond buying was more likely and yields started to climb. Further damage was done on June 19 during Fed Chairman Ben Bernanke’s post-FOMC meeting press conference when he discussed the timetable for ending QE3 by reducing bond purchases later this year and concluding the program by the middle of 2014. While Bernanke stressed that the program’s wind-down was still data dependent, the market had heard enough and rates again moved higher over the next few days. While various Fed “talking heads” tried to explain Bernanke’s comments and soothe the market’s nerves, this was met with only limited success as June came to a close.

GDP continues to expand but rather modestly at a 1.6% rate for the year ended March 31, 2013, as compared to 2.4% for the year earlier period. While this growth has generated an average of 202,000 job gains per month this year, as compared to 185,000 in the year earlier period, this still leaves employment roughly 2.2 million below the January 2008 peak. The unemployment rate declined modestly to 7.6% in June from December’s 7.8%, while the broader U-6 unemployment rate fell slightly to 14.3% from 14.4% at year end. (The U-6 rate includes those who have given up looking for work and those working part-time in lieu of full-time.) The Consumer Price Index (CPI) rose at a 1.4% rate for the year ended May 2013 as compared to 1.7% for calendar year 2012, while the core CPI (excluding the volatile food and energy sectors) rose 1.7% and 1.9%, respectively, for the same time periods.

The ISM Manufacturing Index averaged 51.5 for the first half of 2013, a modest decline from the same period last year when the index averaged 52.6. While still in expansion territory, the index is well off of its recovery peak of 59.6 seen in February 2011. In spite of the appearance of moderating economic activity, U.S. auto sales averaged a strong 15.3 million rate in the first half of 2013 as compared to 14.1 million during 2012’s first half. Existing home sales have averaged a respectable 5.00 million annual rate as compared to 4.52 million annual rate in the year ago period. While easier financing has undoubtedly played a role in the continuing auto and housing recovery, rising consumer confidence may be as important. The University of Michigan consumer sentiment index averaged 79.2 for the first half of 2013, as compared to 75.9 in last year’s first half.

The FOMC continues to maintain its federal funds rate target—the one interest rate it can absolutely control—in a range of 0.00% to 0.25%. The June 18-19, 2013, FOMC meeting minutes reaffirm the Fed’s pledge to keep the fed funds rate within the current range as long as the unemployment rate remains above 6.5% and inflation over the next two years is projected to be no more than 50 basis points above the FOMC’s 2.0% goal.

FUND PERFORMANCE

The Short-Term Government Securities Fund returned -0.65% for the first half of 2013 compared to the benchmark’s return of -0.54%. While the asset-backed, mortgage and government agency sectors exceeded the benchmark return, the municipals and corporate sectors

4	Performance Evaluation

underperformed, with the corporate sector providing the largest drag due to the concentration of export-import bank guaranteed aircraft financing vehicles within the sector’s securities.

The Short-Term Bond Fund returned 0.89% for the first half compared to the benchmark’s return of -0.50%. While the municipal and government-agency sectors were a relative drag on performance compared to the benchmark, the asset-backed and particularly the mortgage sectors had strong positive returns for the first half of the year. While there was some modest credit spread widening in 2013’s first half, which hurt returns slightly, the continued demand for higher yielding securities rather than “risk-free” securities benefited the Fund’s results on an overall basis.

OUTLOOK

While our economy continues to grow modestly and generate employment gains, the question of when this expansion will reach the point of not needing extraordinary monetary stimulus still seems not to have a definitive answer. On July 9, the International Monetary Fund (IMF) downgraded its global growth forecast to 3.1% from its April call of 3.3%. The IMF trimmed its U.S. GDP forecast to 1.7% from 1.9% in April and lowered its 2014 outlook to 2.7% from 3.0%. The IMF believes that downside risks to global growth still dominate as China’s economy levels off and Europe’s recession deepens. As a reminder of Europe’s continued weakness, on July 9, 2013, Standard & Poor’s downgraded Italy’s credit rating to BBB from BBB+ and kept it on negative outlook.

The FOMC’s most recent economic forecast has U.S. GDP growing at 2.45% in 2013 and 3.25% in 2014 while forecasting unemployment to reach 6.00% by the end of 2015 and core inflation at 1.85%. Since the FOMC’s forecasts have tended to be overly optimistic and the removal of extraordinary monetary stimulus is very much data dependent, this implies that short-term rates may not be raised in the middle of 2015, as the FOMC now anticipates.

The May 2013 bond sell-off started as the market came to believe that the Fed might soon reduce its monthly purchase of $85 billion of Treasury and mortgage securities (a winding down of QE3) and that would be rapidly followed upon its conclusion by hikes in short-term rates. While Chairman Bernanke had earlier voiced his opinion about the likelihood of reducing the monthly bond purchases, the minutes make it clear that there is no consensus on the FOMC for the actual timing or amount of tapering. While several members of the FOMC believe bond purchases should be reduced this year, other members feel that the labor market needs to strengthen further before tapering begins. What is most clear is that the FOMC has been horrified by the market’s reaction to tapering talk, and most Fed speakers have gone out of their way to stress repeatedly that tapering is not tightening and that hiking short-term rates is a long way off.

While the market has still not fully priced in the onset of tapering, a significant percent of the near-term market damage may be behind us. Interest rates will only rise so far with short rates anchored at zero, so it is likely that other forces, including slow economic growth, declining inflation and investors’ need for income will somewhat limit yield increases for the balance of the year. The market is clearly on edge as we move into the second half of 2013, but at this point the only true change from the end of 2012 is a change in market psychology. Normal interest rate levels still seem to be far off in the future, and in the meantime returns seem likely to continue to be extremely modest.

Performance Evaluation	5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

Short-Term Government Securities Fund	0.19%	2.42%	2.55%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	-0.03%	2.77%	3.08%

SECURITY DIVERSIFICATION		on 12/31/12	on 06/30/13
(% of total investments)

Government-guaranteed agencies		57.7%	60.4%
Corporate bonds		11.6%	12.2%
Municipal bonds		2.8%	5.6%
U.S. Treasuries		9.2%	5.1%
Mortgage-backed securities		3.8%	3.8%
Asset-backed securities		1.2%	0.6%
Short-term and other assets		13.7%	12.3%
Total		100.0%	100.0%

MATURITY		on 12/31/12	on 06/30/13

Average Weighted Maturity		2.85 years	2.93 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6	Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

Short-Term Bond Fund	3.25%	5.00%	3.80%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	0.72%	3.38%	3.38%

SECURITY DIVERSIFICATION		on 12/31/12	on 06/30/13
(% of total investments)

Corporate bonds		22.0%	19.5%
Municipal bonds		17.9%	19.2%
Asset-backed securities		14.7%	16.7%
Yankee bonds		17.9%	13.7%
Mortgage-backed securities		7.2%	5.9%
U.S. Government obligations		3.3%	5.1%
Short-term and other assets		17.0%	19.9%
Total		100.0%	100.0%

MATURITY		on 12/31/12	on 06/30/13
Average Weighted Maturity		2.86 years	2.94 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	7

PERFORMANCE EVALUATION

Stock Index Fund

MARKET CONDITIONS

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable U.S. government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability and its debt and banking problems were far from resolved.

U.S. stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the U.S. Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain their accommodative stance.

However, after peaking in late May, U.S. stock markets recoiled in response to comments from the U.S. Federal Reserve, hinting that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined through the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

While rhetoric from the U.S. Federal Reserve about tapering its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) was another source of investor anxiety. The U.S. recovery showed signs of weakening and European countries already mired in recession saw economic conditions worsen. Slowing growth in emerging markets, particularly China and Brazil, dimmed the outlook for the entire global economy.

INDEX AND FUND PERFORMANCE

For the six months ended June 30, 2013, the U.S. large cap market metric and the Fund’s benchmark, the Standard & Poor’s (S&P) 500® Index, advanced 13.82%, compared to the Fund’s return of 13.53%. The S&P 500® Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.

From a sector perspective, health care (+20.27%), consumer discretionary (+19.79%) and financials (+19.49%) were the stronger performers for the six-month period. Consumer staples stocks also posted significant gains (+15.15%), as did industrials (+13.78%), telecommunication services (+10.55%), utilities (+9.93%), energy (+9.77%) and information technology (+6.35%). The materials sector generated more modest gains (+2.90%) in the challenging global growth environment.

During the six-month period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio in which the Fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

8	Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

Stock Index Fund	19.96%	6.42%	6.65%
Standard & Poor's 500 Stock Index	20.60%	7.01%	7.30%

INDUSTRY DIVERSIFICATION	% of Total Long-Term Investments at 06/30/13*		% of Total Long-Term Investments at 06/30/13*

Information technology	17.8%	Consumer staples	10.5%
Financials	16.6%	Industrials	10.2%
Health care	12.7%	Materials	3.3%
Consumer discretionary	12.3%	Utilities	3.3%
Energy	10.5%	Telecommunication services	2.8%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Long-Term Investments at 06/30/13*		% of Total Long-Term Investments at 06/30/13*

Exxon Mobil Corp.	2.8%	Google, Inc., Class A	1.7%
Apple, Inc.	2.6%	Chevron Corp.	1.6%
Microsoft Corp.	1.8%	The Procter & Gamble Co.	1.5%
Johnson & Johnson	1.7%	Berkshire Hathaway Inc., Class B	1.4%
General Electric Co.	1.7%	Wells Fargo & Co.	1.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor's 500 Stock Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the Portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete semi-annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

PERFORMANCE EVALUATION

Value Fund

MARKET CONDITIONS

The major equity market indexes rose during the course of the first half of 2013, reaching a peak in June. Since then, stock prices have retreated slightly, perhaps as investors contemplated the consequences associated with the eventual end of the Federal Reserve Board’s stimulus program. In addition to keeping target interest rates at very low levels, the Federal Reserve (the Fed) has been buying $85 billion in Treasury and mortgage-backed securities monthly as part of its policy of quantitative easing.

The U.S. labor market has shown improvement on the margin and the U.S. economy continues its slow and dogged expansion. As some economies around the world have slowed, commodity prices have remained constrained, or declined, giving relief to others in the form of lower input prices and dampening expectations for inflation in the foreseeable future. Businesses remain cautious, but managements seem inclined to lean more toward optimism.

FUND PERFORMANCE

The Value Fund increased 18.23% for the first half of 2013 and its benchmark index, the unmanaged Standard & Poor’s (S&P) 500® Index, increased 13.82%. The Fund’s greater-than-index results were due primarily to the performance of its information technology, industrials and health care sector holdings. The Fund’s positions in Bristol-Myers Squibb Co., Hewlett-Packard Co. and Genuine Parts Co. had a positive effect on the results for the first half of 2013. The Fund’s positions in the consumer discretionary and financial sectors did well but did not appreciate as fully as the Index’s sector positions; and the fact that the Fund was underweighted in these positive performing sectors was a further drag on performance. QEP Resources Inc. and Dillard’s Inc. stock price movements detracted from the Fund’s results for the first half.

OUTLOOK

The general outlook for the economy is for U.S. GDP growth of about 2% for the rest of 2013 and into 2014. At that rate of growth, it is difficult for businesses to grow profit, and in turn induce managements to substantially increase capital commitments and hire aggressively. Cautious optimism is still the nature of the outlook. Housing is recovering and employment has improved. However, uncertainty surrounding tax and spending policies, immigration reform, implementation of the Dodd-Frank Act and the looming and unknown impact of the Affordable Care Act are among investors’ considerations.

Released in June, the statement summarizing the Federal Open Market Committee’s May meeting and subsequent comments by Fed Chairman Ben Bernanke described how the Fed would look to “taper” its bond buying program once economic conditions warranted. This information resulted in higher interest rates, but the Committee’s remarks did not prompt a diminution in the market’s economic outlook. That should be construed as positive and a sign for confidence in the overall economy.

The uncertain economic and fiscal environment has led to careful allocation of capital. On the margin it has resulted in capital being returned to shareholders via stock repurchases and dividend initiations and/or increases. This behavior is likely to continue and may have a bearing on why the markets have held their ground.

In this environment, as in all, we continue to search for companies with attractive growth prospects, strong financials and reasonable valuations. Thank you for your confidence in Homestead Funds.

10	Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

Value Fund	25.89%	7.40%	8.31%
Standard & Poor's 500 Stock Index	20.60%	7.01%	7.30%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

Health care	21.5%	Consumer discretionary	7.7%
Industrials	18.4%	Materials	5.7%
Information technology	15.8%	Consumer staples	4.6%
Energy	14.6%	Short-term and other assets	2.3%
Financials	9.4%
Total			100.00%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

Bristol-Myers Squibb Co.	5.0%	Chevron Corp.	3.4%
Pfizer Inc.	4.4%	Parker-Hannifin Corp.	3.3%
Intel Corp.	3.9%	JPMorgan Chase & Co.	3.3%
Cisco Systems, Inc.	3.5%	General Electric Co.	3.3%
Genuine Parts Co.	3.5%	Dow Chemical Co. (The)	3.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor's 500 Stock Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	11

PERFORMANCE EVALUATION

Growth Fund

MARKET ENVIRONMENT

U.S. stocks rose in the second quarter of 2013, adding to strong first-quarter gains. Several major indexes climbed to multiyear or all-time highs by the end of May. Equities backpedaled in late May as Federal Reserve Chairman Ben Bernanke indicated that the central bank may curtail asset purchases if the economy evolves as projected. As measured by various Russell indexes, large-cap stocks underperformed small- and mid-cap stocks, and value stocks surpassed growth stocks in the large-cap universe.

PERFORMANCE AND PORTFOLIO REVIEW

The portfolio had a double-digit gain of 12.78% for the six months ended June 30 and outperformed the Russell 1000 Growth Index which increased 11.80%. Stock selection drove results versus the index, especially in the industrials and business services, financials and health care sectors.

The portfolio outperformed the index in the industrials and business services sector, helped by Boeing. Shares of Boeing rallied after the National Transportation Safety Board approved the proposed solution for the 787 Dreamliner’s problematic lithium batteries, which had slowed the company’s ability to fulfill orders.

In the financials sector, the portfolio benefited from online securities broker TD Ameritrade holding. The company’s share price rose in the period, due to better expense management combined with an increase in brokerage trading activity.

Gilead Sciences drove outperformance of the index in the health care sector. The biotechnology company specializes in the treatment of HIV, AIDS, the hepatitis B and C viruses and various respiratory conditions. In

March, the company reported positive clinical results in patients receiving its hepatitis C treatment.

The portfolio underperformed the index in the telecommunication services sector. The wireless infrastructure company Crown Castle International was a notable detractor. News that the IRS may re-evaluate the process for companies to convert to a real estate investment trust (REIT) was a negative for tower companies, including Crown Castle International, which is preparing for a REIT conversion.

An overweight to information technology, the worst-performing sector in the index, detracted from relative performance during the period. The sector was hampered by slowing growth in mobile device sales combined with an absence of innovative product releases.

OUTLOOK

The U.S. economy continues to expand more strongly than most of the developed world, while emerging markets grapple with lower growth and renewed political turbulence in some countries. We believe a transition from a stimulus-driven to a market-driven U.S. economic environment is underway as the Federal Reserve begins to ratchet down its asset purchase program and eventually starts to raise interest rates. This change should prove healthy over the long run, since stocks will be influenced more by fundamental factors than by monetary easing. While we don’t expect the second half of the year to be as robust as the first half, most investors have been underexposed to equities. A shift from fixed income to stocks in the coming months, should that occur, will serve to underpin equity prices down the road. We believe that any further rise in interest rates would not derail stocks, as long as the increases are gradual.

12	Performance Evaluation

Growth Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

Growth Fund*	19.06%	8.88%	8.16%
Russell 1000 Growth Index	17.07%	7.47%	7.40%
Standard & Poor's 500 Stock Index	20.60%	7.01%	7.30%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

Information technology	26.2%	Consumer staples	4.3%
Consumer discretionary	24.4%	Energy	4.1%
Health care	14.4%	Materials	3.6%
Industrials	14.0%	Telecommunication services	2.9%
Financials	4.9%	Short-term and other assets	1.2%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

Google Inc. (Class A)	5.7%	Danaher Corp.	2.8%
Amazon.com, Inc.	4.5%	Boeing Co. (The)	2.7%
Gilead Sciences, Inc.	3.6%	Precision Castparts Corp.	2.4%
Crown Castle International Corp.	2.9%	MasterCard Inc.	2.4%
priceline.com, Inc.	2.8%	Juniper Networks, Inc.	2.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and its benchmark indices made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

PERFORMANCE EVALUATION

Small-Company Stock Fund

MARKET CONDITIONS

The small-capitalization indexes made solid progress in the first half of 2013, increasing between 15% and 17%. Small-capitalization companies in aggregate maintained healthy operating profit margins and at levels that were consistent with those of the past two years. While the rate of growth for the overall economy was tepid, profitability held steady and present expectations are for similar profit margin results for small-capitalization stocks in the second half of 2013.

FUND PERFORMANCE

The Fund increased 15.79% in the first half of 2013 while its benchmark index the Russell 2000 increased 15.86%. The Fund’s results were aided by larger-than-index positions in consumer discretionary and materials, and, within these sectors, the Fund’s stock selections did better than the sectors overall and the benchmark index. Appreciation in the stock prices of Cracker Barrel Old Country Store, UMB Financial Corporation and the exchange traded fund positions also contributed to the Fund’s return. These positive factors were partially offset by the performance of holdings in the information technology and health care industries and the cash position. Polypore International Inc. and Cardinal Financial were among the few names that declined during 2013’s first half.

New names added to the Fund during the first half of the year included: Texas Capital Bancshares, Inc. and True Religion Apparel, Inc. Texas Capital Bancshares, Inc. is the holding company for Texas Capital Bank. With over $10 billion in total assets, this Dallas-based bank pro-

vides an array of banking products to its mostly commer- cial clientele with an emphasis on customer service. True Religion Apparel, Inc. designs, manufactures and sells denim apparel through third-party retailers and the company’s own retail outlets. It was announced in May that True Religion will be acquired by TowerBrook Capital Partners L.P.

OUTLOOK

As the second half of 2013 commences, the outlook for the economy remains mixed, as it has for several years. Some indicators point toward improvement – recent employment statistics are encouraging – but the capital expenditure figures remain flat.

The Federal Open Market Committee signaled in June that the Federal Reserve would begin to taper its bond buying programs as economic conditions warrant, and as a result, interest rates have increased. However, the economy appears to be digesting the rate increase—forecasts for growth are unchanged—and this level of confidence is a positive sign. There are still issues for businesses to contend with, including the implementation of the Dodd-Frank financial reform legislation (much of which remains unfinished), fiscal policy issues and uncertainties associated with the implementation of the Affordable Care Act. Though the cross currents of economic figures are mixed and businesses remain cautious in hiring and capital commitment, there seems to be a bit more optimism than during the previous two summers.

We appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

Small-Company Stock Fund	26.93%	14.27%	12.17%
Russell 2000 Index	24.21%	8.77%	9.53%

INDUSTRY DIVERSIFICATION	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

Industrials	26.6%	Materials	8.0%
Consumer discretionary	13.5%	Health care	2.5%
Consumer staples	11.9%	Energy	1.8%
Financials	11.8%	Short-term and other assets	14.7%
Information technology	9.2%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

iShares Russell 2000 Value Index	4.9%	Olin Corp.	3.2%
iShares S&P SmallCap 600 Value Index	4.9%	ManTech International Corp.	3.2%
Cracker Barrel Old Country Store, Inc.	3.5%	Fred's Inc.	3.1%
UMB Financial Corp.	3.3%	Harris Teeter Supermarkets, Inc.	3.1%
Applied Industrial Technologies, Inc.	3.3%	Rofin-Sinar Technologies Inc.	3.1%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation	15

PERFORMANCE EVALUATION

International Value Fund

MARKET CONDITIONS

The multi-decade bond market rally may finally have ended. Global bond yields rose abruptly during the second quarter of 2013 in response to a reduction in the U.S. budget deficit estimate for this year and Federal Reserve comments regarding a gradual tapering of its quantitative easing program. These events sparked volatility in currency and equity markets around the world. Capital markets in countries with significant current account deficits were particularly vulnerable to the sell-off.

Following nearly five years of unprecedented monetary stimulus, we are seeing the first signs of normalization of interest rates. Yield curves are moving closer to where they would have been without the impact of quantitative easing. The portfolio has been positioned for some time for a more normalized environment, and we are encouraged to see it materializing.

FUND PERFORMANCE

For the six-month period ending June 30, 2013, the Fund returned 3.13% versus MSCI® EAFE® Index, which returned 4.10%.

The best performing sectors over the six-month period were financials, materials and information technology. Japan was among the best performing markets, and the Fund’s financial holdings Daiwa Securities, Sumitomo Mitsui Trust and MS & AD Insurance were top contributors to performance for the period. Among the worst performing sectors were telecoms, consumer discretionary and energy. Holdings in Portugal and Italy, including Banco Espirito Santo and Telecom Italia, detracted from returns over this period.

OUTLOOK

While recent interest rate volatility has been negative for equity markets, as yields stabilize to a new normal level it should be positive for stocks, as it indicates the economy is on improved footing and less reliant on monetary stimulus for growth.

Japan is also pursuing its own version of quantitative easing along with fiscal stimulus, and we are starting to see signs that these initiatives are having a positive impact on the economy. The yen, which has weakened significantly in the last year, depreciated another 5% versus the U.S. dollar during the second quarter and seems to be stabilizing. The Fund’s Japanese exposure is mainly to financials and exporting companies which we expect will benefit as the impact of “Abenomics” (the economic policies of the current Prime Minister Shinzo Abe) filters through to the real economy.

Challenges remain in Europe, but we believe it is past the worst of the crisis period. We are seeing encouraging economic data from peripheral markets. Current account deficits have also narrowed significantly. This economic data, combined with the discounted equity valuations relative to the rest of the developed markets, continues to give us confidence in our overweight exposure to Europe.

China is experiencing growing pains as it tries to rebalance the economy toward more sustainable growth. The new Chinese leadership is attempting to address some of the inefficiencies caused by the massive stimulus program in 2009. Addressing these issues is positive for the Chinese economy in the long term, but economic growth could be impacted in the short run, indicated by the weak economic data recently released.

Emerging equity markets significantly underperformed the developed markets during the second quarter, and many emerging market currencies weakened versus the dollar. As global interest rates find a new level and the U.S. dollar continues to strengthen, we anticipate volatility in emerging markets to continue in the short term. Valuations are now at a discount to developed markets despite many with superior growth profiles. The current volatility may provide attractive investment opportunities.

We are encouraged by the initial signs of normalization in equity and fixed-income markets. This is one of the first periods in several years where we have seen the market differentiating companies and securities with more focus on fundamentals than macro-themed drivers. This environment is supportive of our fundamental value investment style, and we remain optimistic about the portfolio’s future relative prospects.

16	Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/13

International Value Fund*	19.29%	-0.35%	7.17%
MSCI® EAFE® Index	18.62%	-0.63%	7.67%

COUNTRY DIVERSIFICATION	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

Japan	18.4%	Spain	2.6%
France	11.9%	Denmark	2.0%
Switzerland	11.8%	Canada	1.9%
Britain	10.8%	Israel	1.3%
Germany	6.1%	Singapore	1.3%
Netherlands	5.7%	Finland	1.2%
Italy	5.3%	Brazil	1.2%
Thailand	5.0%	Portugal	1.1%
Republic of South Korea	3.9%	China	1.0%
Hong Kong	3.3%	Short-term and other assets	4.2%
Total			100.0%

TOP TEN EQUITY HOLDINGS	% of Total Investment at 06/30/13		% of Total Investment at 06/30/13

AEGON NV	3.3%	Sumitomo Corp.	2.5%
MS & AD Insurance Group Holdings, Inc.	3.2%	DSM NV	2.5%
WPP Group PLC	2.7%	BAE Systems PLC	2.5%
Bridgestone Corp.	2.6%	Sumitomo Mitsui Trust Holdings, Inc.	2.4%
Intesa Sanpaolo SpA	2.6%	Daimler AG REG	2.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI® EAFE® Index made on December 31, 2002.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund's average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

*The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.'s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2013 and held through June 30, 2013.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the Funds do not charge sales loads or transaction fees, for redemptions made prior to May 1, 2013, the Funds (except for the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund) would charge a fee equal to 2.00% of the net amount of shares redeemed or exchanged to another Fund less than 30 calendar days after purchase. This redemption fee was eliminated for all Funds as of May 1, 2013.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days prior to May 1, 2013, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Expense Example

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended June 30, 2013
DAILY INCOME FUND
Actual Return	$1,000.00	$1,000.05	$0.64	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	$0.65	0.13%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$993.52	$3.41	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.46	0.69%

SHORT-TERM BOND FUND
Actual Return	$1,000.00	$1,008.93	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.24	$3.78	0.75%

STOCK INDEX FUND[b]
Actual Return	$1,000.00	$1,143.16	$3.13	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.96	0.59%

VALUE FUND
Actual Return	$1,000.00	$1,196.72	$3.65	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.37	0.67%

GROWTH FUND
Actual Return	$1,000.00	$1,134.80	$5.02	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.75	0.95%

SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,168.66	$5.22	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.87	0.97%

INTERNATIONAL VALUE FUND
Actual Return	$1,000.00	$1,031.71	$4.98	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$4.95	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at www.homesteadfunds.com and, without charge, upon request by calling 1-800-258-3030. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 1-800-258-3030, online at www.homesteadfunds.com, and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

20	Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund

June 30, 2013 (Unaudited)

CORPORATE BONDS	Interest Rate/Yield	Maturity Date	Face Amount	Value

(1.4% of portfolio)

General Electric Capital Corp.	1.88%	09/16/13	$750,000	$752,597
John Deere Capital Corp.	4.90	09/09/13	2,050,000	2,075,138
Total Corporate Bonds (Cost $2,827,735)				2,827,735

COMMERCIAL PAPER
(75.6% of portfolio)

Air Liquide US LLC (a)	0.14	07/23/13	4,000,000	3,999,658
Air Liquide US LLC (a)	0.15	07/26/13	5,000,000	4,999,479
American Honda Finance Corp.	0.15	07/08/13	3,000,000	2,999,913
American Honda Finance Corp.	0.10	08/22/13	1,700,000	1,699,754
American Honda Finance Corp.	0.09	08/28/13	5,000,000	4,999,275
BMW US Capital LLC (a)	0.09	08/06/13	630,000	629,943
BMW US Capital LLC (a)	0.12	08/19/13	1,500,000	1,499,755
BMW US Capital LLC (a)	0.11	09/06/13	3,000,000	2,999,386
BMW US Capital LLC (a)	0.12	09/12/13	3,750,000	3,749,087
Chevron Corp. (a)	0.06	07/15/13	5,152,000	5,151,880
Chevron Corp. (a)	0.07	07/22/13	3,000,000	2,999,877
Coca-Cola Co. (a)	0.14	08/14/13	1,000,000	999,829
Coca-Cola Co. (a)	0.10	08/22/13	2,900,000	2,899,581
Coca-Cola Co. (a)	0.17	08/23/13	1,000,000	999,750
Coca-Cola Co. (a)	0.17	09/10/13	1,000,000	999,665
Coca-Cola Co. (a)	0.10	09/11/13	1,500,000	1,499,700
Coca-Cola Co. (a)	0.13	09/11/13	2,500,000	2,499,350
Conocophillips Qatar Funding Ltd. (a)	0.12	07/18/13	1,250,000	1,249,929
Conocophillips Qatar Funding Ltd. (a)	0.16	07/18/13	1,500,000	1,499,887
Conocophillips Qatar Funding Ltd. (a)	0.16	08/08/13	1,150,000	1,149,806
Conocophillips Qatar Funding Ltd. (a)	0.11	08/19/13	3,000,000	2,999,551
Conocophillips Qatar Funding Ltd. (a)	0.13	09/18/13	3,000,000	2,999,144
General Electric Capital Corp.	0.15	07/11/13	2,000,000	1,999,917
General Electric Capital Corp.	0.18	08/06/13	2,500,000	2,499,550
General Electric Capital Corp.	0.13	08/21/13	2,000,000	1,999,632
General Electric Capital Corp.	0.15	09/05/13	2,000,000	1,999,450
Google Inc. (a)	0.12	08/20/13	700,000	699,883
Google Inc. (a)	0.08	09/04/13	5,000,000	4,999,278
John Deere Bank SA (a)	0.10	07/26/13	3,000,000	2,999,792
Metlife Funding Inc.	0.10	07/16/13	4,000,000	3,999,833
Metlife Funding Inc.	0.09	08/20/13	5,000,000	4,999,375
Nestle Capital Corp. (a)	0.13	07/16/13	3,000,000	2,999,838
Nestle Capital Corp. (a)	0.11	08/26/13	3,250,000	3,249,444
Nestle Capital Corp. (a)	0.17	08/27/13	1,000,000	999,731
Nestle Capital Corp. (a)	0.10	09/13/13	1,900,000	1,899,609
PACCAR Financial Corp.	0.15	07/05/13	5,000,000	4,999,917
PACCAR Financial Corp.	0.08	07/24/13	1,000,000	999,949
PACCAR Financial Corp.	0.12	09/11/13	4,000,000	3,999,040
Parker Hannifin Corp. (a)	0.15	07/02/13	6,000,000	5,999,975
Parker Hannifin Corp. (a)	0.12	07/31/13	2,500,000	2,499,750
Parker Hannifin Corp. (a)	0.12	08/13/13	1,500,000	1,499,785
PepsiCo, Inc. (a)	0.07	07/10/13	1,200,000	1,199,979
Proctor & Gamble Co. (a)	0.13	07/03/13	3,000,000	2,999,978
Proctor & Gamble Co. (a)	0.07	07/31/13	3,000,000	2,999,825
Proctor & Gamble Co. (a)	0.11	10/15/13	2,000,000	1,999,352
Total Capital Canada, Ltd. (a)	0.08	07/10/13	2,500,000	2,499,950
Toyota Motor Credit Corp.	0.15	07/03/13	4,000,000	3,999,967
Toyota Motor Credit Corp.	0.16	07/09/13	2,000,000	1,999,929
Toyota Motor Credit Corp.	0.15	08/13/13	4,000,000	3,999,283
Unilever Capital Corp. (a)	0.17	07/02/13	4,000,000	3,999,981
Unilever Capital Corp. (a)	0.11	08/06/13	2,000,000	1,999,780

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	21

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value

(Commercial Paper continued)

Unilever Capital Corp. (a)	0.10%		08/12/13	$3,000,000	$2,999,650
Wal-Mart Stores, Inc. (a)	0.10		07/29/13	5,000,000	4,999,611
Wal-Mart Stores, Inc. (a)	0.10		07/29/13	3,650,000	3,649,716
Wal-Mart Stores, Inc. (a)	0.09		09/10/13	1,200,000	1,199,787
Total Commercial Paper (Cost $151,414,735)					151,414,735

U.S. GOVERNMENT OBLIGATIONS
(15.5% of portfolio)

U.S. Treasury Bill	0.07		10/10/13	5,000,000	4,999,074
U.S. Treasury Note	0.38		07/31/13	4,000,000	4,000,883
U.S. Treasury Note	4.25		08/15/13	5,000,000	5,025,975
U.S. Treasury Note	0.75		09/15/13	4,000,000	4,005,785
U.S. Treasury Note	3.13		09/30/13	5,000,000	5,037,787
U.S. Treasury Note	0.50		10/15/13	3,000,000	3,003,695
U.S. Treasury Note	2.75		10/31/13	5,000,000	5,044,161
Total U.S. Government Obligations (Cost $31,117,360)					31,117,360

MONEY MARKET ACCOUNT				Shares
(7.5% of portfolio)

State Street Institutional Liquid Reserves Fund	0.09	(b)		14,938,091	14,938,091
Total Money Market Account (Cost $14,938,091)					14,938,091
TOTAL INVESTMENTS IN SECURITIES (Cost $200,297,921)—100%					$200,297,921

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $104,219,951 and represents 52.0% of total investments.
(b)	7-day yield at June 30, 2013.

22	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund

June 30, 2013 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(0.6% of portfolio)

Small Business Administration 93-20J	5.90%		10/01/13	$2,490	$2,524
Small Business Administration 98-20D	6.15		04/01/18	11,660	12,526
Small Business Administration 98-20E	6.30		05/01/18	15,328	16,689
Small Business Administration 98-20H	6.15		08/01/18	6,173	6,669
Small Business Administration 99-20D	6.15		04/01/19	21,275	23,125
Small Business Administration 04-20B	4.72		02/01/24	57,346	61,808
Small Business Administration 04-20C	4.34		03/01/24	88,801	95,821
Small Business Administration 05-10E	4.54		09/01/15	10,881	11,143
Small Business Administration Pool # 100075	3.50		05/25/19	26,832	26,741
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	1,255	1,255
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	10,104	10,106
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	2,530	2,573
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	25,557	25,702
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	4,602	4,626
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	4,694	4,689
Small Business Investment Companies 02-20K	5.08		11/01/22	20,015	21,841
Small Business Investment Companies 03-P10B	5.14		08/10/13	4,013	4,035
Small Business Investment Companies 04-10A	4.12		03/10/14	21,949	22,315
Small Business Investment Companies 04-10B	4.68		09/10/14	42,789	44,318
Small Business Investment Companies 04-P10A	4.50		02/10/14	11,848	12,052
Small Business Investment Companies 05-10B	4.94		09/10/15	111,563	117,139
Small Business Investment Companies 05-P10A	4.64		02/10/15	21,280	22,307
Small Business Investment Companies 07-10A	5.38		03/10/17	41,090	44,589
Total Asset Backed Securities (Cost $550,981)					594,593

MORTGAGE BACKED SECURITIES
(3.8% of portfolio)

FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	512,995	526,136
GNMA #2602	6.00		06/20/28	37,564	41,777
GNMA #2707	5.50		01/20/14	614	618
GNMA #8004	1.75	(a)	07/20/22	19,439	20,301
GNMA #8006	1.75	(a)	07/20/22	18,773	19,605
GNMA #8038	1.75	(a)	08/20/22	11,490	11,999
GNMA #8040	2.00	(a)	08/20/22	30,149	31,441
GNMA #8054	1.63	(a)	10/20/22	7,424	7,678
GNMA #8076	1.63	(a)	11/20/22	11,879	12,386
GNMA #8102	4.00	(a)	02/20/16	1,592	1,677
GNMA #8103	4.00	(a)	02/20/16	7,756	8,177
GNMA #8157	1.63	(a)	03/20/23	18,337	19,142
GNMA #8191	1.75	(a)	05/20/23	34,605	36,091
GNMA #8215	2.00	(a)	04/20/17	2,016	2,094
GNMA #8259	1.75	(a)	08/20/23	9,918	10,358
GNMA #8297	4.00	(a)	12/20/17	6,881	7,220
GNMA #8332	3.50	(a)	03/20/18	3,815	4,003
GNMA #8344	3.50	(a)	04/20/18	13,492	14,148
GNMA #8384	1.63	(a)	03/20/24	5,134	5,360
GNMA #8393	4.00	(a)	08/20/18	5,475	5,739
GNMA #8400	2.00	(a)	08/20/18	7,598	7,921
GNMA #8405	4.00	(a)	09/20/18	7,518	7,883
GNMA #8423	1.75	(a)	05/20/24	6,327	6,599
GNMA #8429	4.00	(a)	11/20/18	9,048	9,498
GNMA #8459	1.75	(a)	07/20/24	9,954	10,396
GNMA #8499	3.00	(a)	05/20/19	6,542	6,827
GNMA #8518	1.63	(a)	10/20/24	9,856	10,277
GNMA #8532	2.50	(a)	10/20/24	13,137	13,733
GNMA #8591	1.63	(a)	02/20/25	27,744	28,964
GNMA #8638	1.75	(a)	06/20/25	11,674	12,177

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	23

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value

(Mortgage Backed Securities continued)

GNMA #8648	1.75	%(a)	07/20/25	$19,792	$20,671
GNMA #8663	2.00	(a)	07/20/25	14,666	15,294
GNMA #8680	3.50	(a)	08/20/20	12,653	13,303
GNMA #8687	2.50	(a)	08/20/25	3,840	4,012
GNMA #8702	3.00	(a)	10/20/20	5,120	5,336
GNMA #8747	1.63	(a)	11/20/25	9,478	9,883
GNMA #8807	1.75	(a)	07/20/21	11,215	11,711
GNMA #8836	1.75	(a)	09/20/21	10,895	11,377
GNMA #8847	1.75	(a)	04/20/26	12,275	12,801
GNMA #8869	1.63	(a)	11/20/21	34,220	35,678
GNMA #8873	2.50	(a)	11/20/21	16,642	17,221
GNMA #8877	1.75	(a)	05/20/26	3,081	3,213
GNMA #8883	1.63	(a)	12/20/21	12,063	12,577
GNMA #8915	1.63	(a)	02/20/22	11,564	12,072
GNMA #8934	1.63	(a)	03/20/22	20,615	21,519
GNMA #8978	1.75	(a)	05/20/22	50,257	52,415
GNMA #80053	1.63	(a)	03/20/27	2,646	2,762
GNMA #80058	1.75	(a)	04/20/27	2,714	2,831
GNMA #80185	1.75	(a)	04/20/28	25,938	27,051
GNMA #80264	1.63	(a)	03/20/29	20,285	21,179
GNMA #80283	1.75	(a)	05/20/29	18,246	19,028
GNMA #80300	1.75	(a)	07/20/29	15,812	16,511
GNMA #80309	1.75	(a)	08/20/29	6,867	7,173
GNMA #80363	1.63	(a)	01/20/30	54,254	56,638
GNMA #80426	1.75	(a)	07/20/30	2,251	2,352
GNMA #80452	1.75	(a)	09/20/30	15,512	16,203
GNMA #80475	1.63	(a)	12/20/30	26,292	27,419
GNMA #80577	1.63	(a)	02/20/32	3,838	3,983
GNMA #80684	1.75	(a)	04/20/33	13,890	14,489
GNMA #81129	2.13	(a)	10/20/34	216,429	226,145
GNMA #510280	6.00		08/15/14	1,744	1,794
GNMA #583189	4.50		02/20/17	22,752	24,461
GNMA #607494	5.00		04/15/19	16,927	18,202
GNMA #616274	5.00		02/15/19	18,966	20,477
GNMA 1996-4	7.00		04/16/26	3,207	3,585
GNMA 2001-53	5.50		10/20/31	12,774	13,146
GNMA 2001-53	0.54	(a)	10/20/31	2,356	2,363
GNMA 2002-15	5.50		11/20/31	23,895	25,283
GNMA 2002-20	4.50		03/20/32	18,830	20,676
GNMA 2003-11	4.00		10/17/29	29,486	31,430
GNMA 2003-12	4.50		02/20/32	11,745	12,110
GNMA 2003-26	0.64	(a)	04/16/33	8,850	8,928
GNMA 2003-97	4.50		03/20/33	34,583	36,454
GNMA 2004-102	5.50		04/20/34	57,437	63,880
GNMA 2004-17	4.50		12/20/33	84,621	91,080
GNMA 2010-113	2.50		02/16/40	521,676	529,145
GNMA #MA0668	2.00		12/20/27	242,313	240,185
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	695,612	704,457
Total Mortgage Backed Securities (Cost $3,340,876)					3,450,728

MUNICIPAL BONDS
(5.6% of portfolio)

Carmel, Indiana Redevelopment District	7.80		01/15/29	500,000	600,330
Cook County, Illinois Community Consolidated School District	0.00	(c)	12/01/15	1,050,000	1,028,748
DuPage & Cook County Illinois Community School District	5.25		01/01/26	110,000	121,921
Hamilton Township, New Jersey Board of Education	5.53		08/15/24	700,000	738,591
Illinois Housing Development Authority, Illinois	4.13		10/20/16	685,000	716,955

24	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value

(Municipal Bonds continued)

Jefferson County Colorado	0.00	%(c)	03/01/16	$200,000	$195,018
Miami-Dade County, Florida Educational Facilities Authority	4.70		04/01/14	560,000	576,598
Rio Rancho, New Mexico New Event Center	5.00		06/01/20	1,000,000	1,079,490
Total Municipal Bonds (Cost $5,043,843)					5,057,651

CORPORATE BONDS
(12.2% of portfolio)

American Express Centurion Bank	1.40		10/06/14	250,000	252,397
Bank of China NY	0.95		12/31/14	250,000	250,550
Barclays Bank Delaware	0.00	(c)	05/27/15	175,000	168,228
CIT Bank	1.10		11/25/13	250,000	250,576
Compass Bank	0.95		06/23/14	250,000	250,642
Discover Bank	1.35		06/16/14	250,000	251,859
GE Money Bank	1.75		07/23/13	250,000	250,171
Goldman Sachs Bank USA	1.50		11/24/14	250,000	252,486
Lulwa Ltd.	1.83		03/26/25	981,357	943,078
Petroleos Mexicanos	2.00		12/20/22	950,000	944,404
Safina LTD	2.00		12/30/23	1,883,313	1,853,282
SallieMae Bank	1.00		07/25/14	250,000	250,752
Sayarra LTD	2.77		10/29/21	39,713	41,129
Southern Community Bank & Trust	0.77	(a)	02/18/14	250,000	249,971
State Bank of India NY	1.10		09/23/13	250,000	250,336
SunTrust Bank	0.77	(a)	08/29/14	250,000	244,412
Tagua Leasing LLC	1.90		07/12/24	943,941	920,117
Tagua Leasing LLC	1.73		09/18/24	943,778	907,732
Union 11 Leasing LLC	2.41		01/23/24	908,503	910,293
Union 16 Leasing LLC	1.86		01/22/25	981,232	948,678
VRG Linhas Aéreas SA	0.85		09/27/14	627,339	628,803
Total Corporate Bonds (Cost $11,180,461)					11,019,896

U. S. GOVERNMENT AND AGENCY OBLIGATIONS
(65.5% of portfolio)

Government Trust Certificate (Israel Trust)	0.00	(c)	04/01/15	2,750,000	2,691,524
National Archives Facility Trust	8.50		09/01/19	35,407	43,440
Overseas Private Investment Corp.	1.45	(d)	09/20/13	1,000,000	1,258,230
Overseas Private Investment Corp.	1.45	(d)	09/20/13	3,015,000	3,145,610
Overseas Private Investment Corp.	3.46	(d)	07/12/14	1,000,000	1,148,250
Overseas Private Investment Corp.	1.84	(d)	07/12/14	1,500,000	1,601,025
Overseas Private Investment Corp.	0.61	(e)	12/22/15	1,500,000	1,502,370
Overseas Private Investment Corp.	3.50	(e)	05/02/16	1,000,000	1,171,550
Overseas Private Investment Corp.	4.87	(e)	09/07/16	390,671	502,247
Overseas Private Investment Corp.	4.87	(e)	09/07/16	1,000,000	1,285,600
Overseas Private Investment Corp.	1.05	(e)	12/09/16	2,000,000	2,038,358
Overseas Private Investment Corp.	0.53	(e)	12/09/16	1,000,000	1,002,780
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,583,913
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,011,012
Overseas Private Investment Corp.	1.01	(e)	12/10/17	2,500,000	2,545,748
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,000,000	1,977,520
Overseas Private Investment Corp.	1.55	(e)	03/15/18	3,600,000	3,752,435
Overseas Private Investment Corp.	0.68	(e)	04/30/18	2,000,000	2,009,020
Overseas Private Investment Corp.	1.84	(e)	06/10/18	1,000,000	1,074,820
Overseas Private Investment Corp.	5.66	(e)	06/10/18	900,000	1,308,606
Overseas Private Investment Corp.	1.14	(e)	06/10/18	4,000,000	4,047,880
Overseas Private Investment Corp.	0.78	(e)	07/07/18	1,000,000	1,007,818
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,117,270

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	25

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value

(U. S. Government And Agency Obligations continued)

Overseas Private Investment Corp.	0.83	%(e)	11/08/19	$2,000,000	$1,998,244
Overseas Private Investment Corp.	1.34	(e)	11/20/19	2,000,000	2,064,934
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	981,940
Overseas Private Investment Corp.	3.37		05/15/21	885,567	961,089
Overseas Private Investment Corp.	2.07		05/15/21	930,200	938,435
Philippine Power Trust I (b)	5.40		09/26/18	327,381	356,862
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,106,494
Private Export Funding Corp.	2.13		07/15/16	500,000	520,086
The Financing Corp.	0.00	(c)	10/06/17	500,000	468,231
The Financing Corp.	0.00	(c)	02/08/18	500,000	465,648
U.S. Department of Housing and Urban Development	6.93		08/01/13	10,000	10,024
U.S. Department of Housing and Urban Development	6.33		08/01/13	89,000	89,459
U.S. Department of Housing and Urban Development	7.72		08/01/13	50,000	50,092
U.S. Department of Housing and Urban Development	7.63		08/01/14	20,000	20,006
U.S. Department of Housing and Urban Development	7.91		08/01/17	37,000	37,216
U.S. Department of Housing and Urban Development	5.77		08/01/17	830,000	828,753
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,062,300
U.S. Department of Housing and Urban Development	7.93		08/01/18	80,000	80,453
U.S. Department of Housing and Urban Development	6.07		08/01/21	445,000	447,074
U.S. Department of Housing and Urban Development	6.12		08/01/22	884,000	883,599
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	551,651
United States Treasury Note	2.38		02/28/15	1,500,000	1,551,855
United States Treasury Note	1.50		06/30/16	1,000,000	1,024,141
United States Treasury Note	1.00		08/31/16	1,000,000	1,007,734
United States Treasury Note	1.38		09/30/18	1,000,000	995,625
Total U.S. Government and Agency Obligations (Cost $58,739,739)					59,328,971

COMMERCIAL PAPER
(12.1% of portfolio)

Consolidated Edison Inc. (b)	0.30		07/01/13	2,000,000	2,000,000
Northwestern Corp. (b)	0.25		07/01/13	4,500,000	4,500,000
TransCanada Pipeline (b)	0.29		07/02/13	4,500,000	4,499,964
Total Commercial Paper (Cost $10,999,964)					10,999,964

MONEY MARKET ACCOUNT				Shares
(0.2% of portfolio)

State Street Institutional Liquid Reserves Fund	0.09	(f)		174,780	174,780
Total Money Market Account (Cost $174,780)					174,780
TOTAL INVESTMENTS IN SECURITIES (Cost $90,030,644)—100%					$90,626,583

(a)	Variable coupon rate as of June 30, 2013.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $11,882,962 and represents 13.1% of total investments.
(c)	Zero coupon rate.
(d)	Interest is paid at maturity.
(e)	Interest is paid at put date.
(f)	7-day yield at June 30, 2013.

26	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund

June 30, 2013 (Unaudited)

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value
(19.5% of portfolio)

BASIC INDUSTRIES—2.0%
Danaher Corp.	1.30%		06/23/14	$525,000	$528,648
Dun & Bradstreet Corp.	2.88		11/15/15	990,000	1,016,113
Eaton Corp.	0.60	(a)	06/16/14	1,025,000	1,025,524
General Dynamics Corp.	1.38		01/15/15	775,000	783,413
General Electric Co.	0.85		10/09/15	550,000	549,480
General Electric Co.	5.25		12/06/17	3,900,000	4,403,673
Ingersoll-Rand Global Holding Co. Ltd.	9.50		04/15/14	350,000	373,543
United Technologies Corp.	0.54	(a)	12/02/13	800,000	800,861
Total Basic Industries					9,481,255

CONSUMER STAPLES—0.3%
Beverages
Pepsico Inc.	0.70		02/26/16	525,000	520,972
Pepsico Inc.	0.48	(a)	02/26/16	525,000	525,827
Personal Products
Colgate-Palmolive Co.	0.90		05/01/18	550,000	529,124
Total Consumer Staples					1,575,923

CONSUMER DISCRETIONARY—0.1%
Textiles, Apparel, & Luxury Goods
VF Corp.	1.02	(a)	08/23/13	540,000	540,612
Total Consumer Discretionary					540,612

ENERGY—0.7%
Oil, Gas, & Consumable Fuels
Chevron Corp.	0.89		06/24/16	2,075,000	2,077,718
Chevron Corp.	1.10		12/05/17	475,000	464,128
Chevron Corp.	1.72		06/24/18	975,000	966,033
Total Energy					3,507,879

FINANCE—7.6%
Commercial Banks
Bank of America NA	0.55	(a)	06/15/16	2,025,000	1,952,463
Bank of America NA	0.57	(a)	06/15/17	1,550,000	1,484,403
Citigroup Inc.	6.00		12/13/13	975,000	997,649
Dexia Crédit Local New York	1.70		09/06/13	975,000	974,449
JP Morgan Chase Bank NA	0.60	(a)	06/13/16	12,625,000	12,402,724
Key Bank NA	7.41		10/15/27	1,050,000	1,159,185
Landesbank Baden-Wuerttemberg NY	5.05		12/30/15	100,000	108,670
Union Bank NA	5.95		05/11/16	525,000	588,418
WestLB AG, NY	4.80		07/15/15	275,000	294,026
Consumer Finance
American Express Credit Corp.	7.30		08/20/13	525,000	529,794
General Electric Capital Corp.	0.34	(a)	12/20/13	700,000	699,835
General Electric Capital Corp.	0.42	(a)	09/15/14	2,350,000	2,348,691
General Electric Capital Corp.	0.00	(a)	09/30/37	1,350,000	1,343,250
HSBC Finance Corp.	0.53	(a)	01/15/14	1,650,000	1,648,423
Insurance
American International Group, Inc.	3.65		01/15/14	275,000	278,973
Berkshire Hathaway Finance Corp.	1.50		01/10/14	625,000	628,772
Genworth Global Funding	0.47	(a)	04/15/14	4,675,000	4,663,747
Capital Markets
Morgan Stanley	0.58	(a)	01/09/14	1,775,000	1,770,254
Morgan Stanley	4.10		01/26/15	700,000	730,216

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	27

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

Vesey Street Investment Trust I	4.40%		09/01/16	$2,275,000	$2,422,634
Total Finance					37,026,576

HEALTH CARE —1.6%
Health Care Equipment & Supplies
Baxter International Inc.	0.45	(a)	12/11/14	825,000	824,757
Baxter International Inc.	0.95		06/01/16	825,000	821,127
Baxter International Inc.	1.85		01/15/17	2,250,000	2,263,631
Johnson & Johnson	1.20		05/15/14	1,375,000	1,385,436
Thermo Fisher Scientific Inc.	2.05		02/21/14	750,000	755,707
Health Care Providers & Services
UnitedHealth Group Inc.	0.85		10/15/15	550,000	550,717
Pharmaceuticals
Eli Lilly and Co.	6.57		01/01/16	1,025,000	1,155,153
Total Health Care					7,756,528

INFORMATION TECHNOLOGY—3.6%
Computers & Peripherals
Dell Inc.	1.40		09/10/13	1,025,000	1,025,405
Dell Inc.	2.10		04/01/14	5,000,000	5,019,775
Intel Corp.	1.35		12/15/17	950,000	929,690
Apple Inc.	1.00		05/03/18	5,775,000	5,545,721
IT Services
Hewlett Packard Co.	1.82	(a)	09/19/14	3,700,000	3,735,564
Software
Microsoft Corp.	0.88		11/15/17	250,000	242,770
Microsoft Corp.	1.00		05/01/18	900,000	870,398
Total Information Technology					17,369,323

TRANSPORTATION—1.2%
Airlines
Southwest Airlines Inc.	7.22		07/01/13	10,227	10,227
Road & Rail
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	750,297	802,818
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	119,786	129,681
Consolidated Rail Corp.	6.76		05/25/15	23,795	24,876
CSX Transportation Inc.	8.38		10/15/14	199,286	217,170
CSX Transportation Inc.	9.00		05/15/15	575,000	653,015
GATX Corp.	9.00		11/15/13	116,179	119,640
GATX Corp.	8.75		05/15/14	125,000	133,322
Skyway Concession Co. LLC (b)	0.56	(a)	06/30/17	3,825,000	3,442,500
Union Pacific Railroad Co.	6.85		01/02/19	48,288	53,808
Total Transportation					5,587,057

UTILITIES—2.4%
Electric & Gas
Atlantic City Electric Co.	6.63		08/01/13	550,000	552,286
Delmarva Power & Light Co.	6.40		12/01/13	340,000	347,983
Entergy Louisiana LLC	1.88		12/15/14	1,800,000	1,823,861
Georgia Power Co.	0.59	(a)	03/15/16	850,000	850,465
Michigan Consolidated Gas Co.	8.25		05/01/14	1,370,000	1,449,563
NSTAR Electric Co.	4.88		04/15/14	600,000	620,367
Telephone
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,368,091
AT&T Inc.	0.88		02/13/15	1,350,000	1,350,706
AT&T Inc.	0.80		12/01/15	675,000	671,917

28	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

AT&T Inc.	0.90%		02/12/16	$1,350,000	$1,339,824
Southwestern Bell Telephone Co.	7.00		07/01/15	525,000	582,713
Verizon Communications, Inc.	1.95		03/28/14	500,000	505,033
Total Utilities					11,462,809
Total Corporate Bonds (Cost $93,295,306)					94,307,962

YANKEE BONDS
(13.7% of portfolio)

Abbey National Treasury Services PLC	2.88		04/25/14	750,000	759,176
African Development Bank	6.88		10/15/15	825,000	919,215
BAA Funding Ltd. (b)	2.50		06/25/17	275,000	279,378
Canadian National Railway Co.	7.20		01/02/16	96,544	106,985
CNOOC Finance (2013) Ltd.	1.13		05/09/16	575,000	565,685
Coca-Cola HBC Finance BV	5.13		09/17/13	825,000	832,402
Commonwealth Bank of Australia (b)	1.53	(a)	03/31/17	800,000	802,910
Compagnie de Financement Foncier (b)	2.25		03/07/14	700,000	707,823
Compagnie de Financement Foncier	0.23	(a)	03/22/17	2,100,000	2,030,553
Daimler Finance NA LLC (b)	0.88	(a)	01/09/15	400,000	401,267
Daimler Finance NA LLC (b)	1.25		01/11/16	1,175,000	1,167,343
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	522,411
Dexia Crédit Local (b)	2.75		01/10/14	925,000	934,855
Dexia Crédit Local (b)	2.75		04/29/14	5,175,000	5,261,888
Dexia Crédit Local (b)	0.76	(a)	04/29/14	375,000	375,615
Dexia Municipal Agency	0.19	(a)	06/20/14	900,000	898,755
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,226,602
Diageo Capital PLC	0.63		04/29/16	1,375,000	1,362,039
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,895,578
France Telecom	4.38		07/08/14	6,200,000	6,385,287
France Telecom	2.13		09/16/15	825,000	837,164
GlaxoSmithKline Capital Corp.	0.70		03/18/16	925,000	916,515
Hydro-Quebec	6.27		01/03/26	80,000	99,172
Hypo Pfandbrief Bank International SA	0.20	(a)	12/20/13	1,400,000	1,389,987
Hypothekenbank Frankfurt International SA	0.45	(a)	03/24/14	1,300,000	1,290,741
Hypothekenbank Frankfurt International SA	0.22	(a)	07/12/16	930,000	861,148
Iberdrola Finance Ireland Ltd. (b)	3.80		09/11/14	775,000	795,018
ING Bank NV (b)	2.00		09/25/15	2,625,000	2,647,260
International Bank for Reconstruction and Development	0.00	(d)	08/15/13	210,000	209,848
International Bank for Reconstruction and Development	0.00	(d)	02/15/15	820,000	809,147
Korea Development Bank	8.00		01/23/14	500,000	519,073
Mitsubishi Corp.	2.75		09/16/15	300,000	309,639
Norsk Hydro ASA	9.13		07/15/14	2,125,000	2,308,942
OEBB Infrastruktur AG	4.75		10/28/13	1,250,000	1,267,200
OEBB Infrastruktur AG	4.63		11/21/13	1,275,000	1,295,311
RIO Tinto Finance USA Plc	0.82	(a)	06/19/15	1,975,000	1,974,982
Sanofi-Aventis	1.63		03/28/14	500,000	504,396
Santander US Debt SA Unipersonal (b)	2.99		10/07/13	1,300,000	1,307,413
Santander US Debt SA Unipersonal (b)	3.72		01/20/15	900,000	908,424
Scottish Power Ltd.	5.38		03/15/15	4,675,000	4,945,991
Société Générale SCF	1.69	(a)	03/19/14	1,400,000	1,411,340
Société Générale SCF	1.74	(a)	06/19/14	1,400,000	1,412,181
Total Capital	3.00		06/24/15	900,000	940,491
Total Capital Canada Ltd.	1.63		01/28/14	5,075,000	5,108,957
Total Capital Canada Ltd.	0.66	(a)	01/15/16	1,175,000	1,181,521
Trans-Canada Pipelines Ltd.	0.88		03/02/15	1,000,000	1,000,870
Vodafone Group PLC	0.90		02/19/16	850,000	835,948
Vodafone Group PLC	0.66	(a)	02/19/16	850,000	850,575

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Yankee Bonds continued)

Volkswagen International Finance NV (b)	1.15%		11/20/15	$650,000	$651,521
Total Yankee Bonds (Cost $65,312,845)					66,026,542

ASSET BACKED SECURITIES
(16.7% of portfolio)

Access Group Inc. 01	0.63	(a)	05/25/29	1,627,364	1,469,295
Access Group Inc. 04-A	0.54	(a)	04/25/29	1,044,875	1,015,119
Access Group Inc. 05-B	0.51	(a)	07/25/22	626,004	614,438
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	8,380	8,384
Ally Master Owner Trust 12-1	0.99	(a)	02/15/17	2,175,000	2,182,188
Ally Master Owner Trust 13-1	0.64	(a)	02/15/18	925,000	920,840
Ally Master Owner Trust 13-2	1.00		02/15/18	925,000	916,621
American Credit Acceptance Receivable 13-1 (b)	1.45		04/16/18	991,029	989,046
Axis Equipment Finance Receivables LLC 12-1A (b)	1.25		03/20/15	252,307	252,140
Bush Truck Leasing LLC II-A (b)	5.00		09/25/18	293,001	291,688
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		08/10/22	1,750,000	1,749,388
CIT Marine Trust 99-A	6.25		11/15/19	89,579	90,989
Community Reinvestment Revenue Notes 19 (b)	4.68		08/01/35	513,536	499,455
CPS Auto Trust 11-A (b)	2.82		04/16/18	448,103	453,499
CPS Auto Trust 11-B (b)	3.68		09/17/18	253,423	259,807
CPS Auto Trust 11-C (b)	4.21		03/15/19	424,863	439,728
CPS Auto Trust 12-A (b)	2.78		06/17/19	361,684	367,529
CPS Auto Trust 13-A (b)	1.31		06/15/20	1,370,727	1,365,181
CPS Auto Trust 13-B (b)	1.82		09/15/20	2,250,000	2,243,419
Credit Acceptance Auto Loan Trust 12-2 (b)	2.21		09/15/20	550,000	551,453
Edlinc Student Loan Funding Trust 12-A (b)	3.26	(a)	10/01/25	4,913,211	4,929,327
First Financial Credit Card Master Note Trust II 10-C (b)	5.19		09/17/18	450,000	451,539
First Financial Credit Card Master Note Trust II 10-D (b)	3.72		06/17/19	1,725,000	1,742,190
First Investors Auto Owner Trust 12-1A (b)	1.96		11/15/17	239,647	241,053
FRS I LLC 13-1 (b)	1.80		04/15/43	365,863	361,251
HLSS Servicer Advance Receivable 12-T2 (b)	1.34		10/15/43	1,475,000	1,474,410
KeyCorp Student Loan Trust 99-B	0.70	(a)	08/25/27	12,532	12,508
KeyCorp Student Loan Trust 00-A	0.59	(a)	05/25/29	1,483,196	1,356,192
KeyCorp Student Loan Trust 00-B	0.59	(a)	07/25/29	1,402,437	1,158,434
KeyCorp Student Loan Trust 01-A	0.55	(a)	06/27/31	759,392	670,744
KeyCorp Student Loan Trust 04-A	0.58	(a)	10/28/41	2,101,098	2,061,602
KeyCorp Student Loan Trust 04-A	0.71	(a)	01/27/43	796,356	691,520
KeyCorp Student Loan Trust 05-A	0.51	(a)	09/28/26	724,106	715,164
KeyCorp Student Loan Trust 05-A	0.68	(a)	09/27/40	677,421	579,394
KeyCorp Student Loan Trust 06-A	0.47	(a)	06/27/29	3,697,290	3,634,025
LAI Vehicle Lease Securitization Trust 10-A (b)	2.55		09/15/16	112,721	112,699
LEAF II Receivables Funding LLC 10-3 (b)	5.00		02/20/22	1,393,766	1,393,766
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	199,758	215,516
National Collegiate Student Loan Trust 04-1	0.53	(a)	06/25/27	2,922,731	2,851,542
National Collegiate Student Loan Trust 05-1	0.33	(a)	10/26/26	227,956	225,632
National Collegiate Student Loan Trust 05-3	0.43	(a)	07/25/28	471,227	457,304
National Collegiate Student Loan Trust 06-1	0.38	(a)	05/25/26	529,119	515,650
Nationstar Mortgage Advance Receivables Trust 13-T2 (b)	1.68		06/20/46	1,750,000	1,748,126
Santander Drive Auto Receivables Trust 11-2	2.66		01/15/16	2,000,000	2,019,694
Santander Drive Auto Receivables Trust 12-1	1.25		04/15/15	389,037	389,652
SLC Student Loan Trust 06-A	0.58	(a)	07/15/36	3,275,000	2,968,647
SLC Student Loan Trust 06-A	0.73	(a)	07/15/36	5,300,000	4,277,095
SLM Student Loan Trust 03-B	0.67	(a)	03/15/22	7,297,004	7,153,012
SLM Student Loan Trust 04-A	0.47	(a)	03/16/20	868,495	856,727
SLM Student Loan Trust 04-B	0.60	(a)	03/15/24	5,275,000	4,509,898
SLM Student Loan Trust 05-A	0.41	(a)	12/15/20	97,361	96,653
SLM Student Loan Trust 05-A	0.47	(a)	06/15/23	3,550,000	3,290,754

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Asset Backed Securities continued)

SLM Student Loan Trust 06-A	0.41	%(a)	06/15/22	$1,507,442	$1,497,529
SLM Student Loan Trust 06-A	0.46	(a)	12/15/23	2,050,000	1,930,132
SLM Student Loan Trust 06-C	0.40	(a)	06/15/21	827,372	820,846
SLM Student Loan Trust 07-A	0.39	(a)	09/15/25	2,740,279	2,607,137
Small Business Administration 02-20K	5.08		11/01/22	70,051	76,445
Small Business Administration 03-P10B	5.14		08/10/13	4,815	4,843
Small Business Administration 05-10E	4.54		09/01/15	27,203	27,857
SNAAC Auto Receivables Trust 13-1 (b)	1.14		07/16/18	1,275,261	1,273,117
Tidewater Auto Receivable Trust 12-A (b)	1.21		08/15/15	470,558	470,347
World Financial Network Credit Card Trust 13-B	0.91		03/16/20	2,075,000	2,059,280
Total Asset Backed Securities (Cost $78,158,946)					80,609,460

MORTGAGE BACKED SECURITIES
(5.9% of portfolio)

ABN Amro Mortgage Corp. 03-9	4.52		08/25/18	298,638	294,906
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	166,737	143,341
ACE Securities Corp. 06-ASL1	0.47	(a)	02/25/36	522,711	161,129
ACE Securities Corp. 06-GP1	0.45	(a)	02/25/31	103,967	94,293
ACE Securities Corp. 06-SL1	0.51	(a)	09/25/35	173,130	133,995
Adjustable Rate Mortgage Trust 05-10	2.81	(a)	01/25/36	121,927	96,161
American Business Financial Services 02-1	7.01		12/15/32	77,748	64,746
American Home Mortgage Investment Trust 05-01	2.41	(a)	06/25/45	205,547	195,792
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	34,914	34,856
Amresco Residential Securities 98-1	7.57		10/25/27	70,314	72,491
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	189,775	141,699
Banc of America Funding Corp. 04-A	5.72	(a)	09/20/34	28,535	28,785
Banc of America Funding Corp. 05-G	5.18	(a)	10/20/35	611,792	586,336
Banc of America Funding Corp. 07-5	6.50		07/25/37	93,658	96,734
Banc of America Mortgage Securities Inc. 02-J	3.79	(a)	09/25/32	3,475	3,427
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	29,328	30,289
Banc of America Mortgage Securities Inc. 05-C	2.93	(a)	04/25/35	58,471	49,729
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	4,270,932
Bayview Financial Asset Trust 07-SR1A (b)	0.64	(a)	03/25/37	244,726	176,163
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.94	(a)	01/25/35	374,806	358,703
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.38	(a)	02/25/36	67,616	63,105
Bear Stearns ALT-A Trust 04-11	3.07	(a)	11/25/34	21,575	18,341
Bear Stearns ALT-A Trust 05-4	2.71	(a)	05/25/35	139,687	127,618
Bear Stearns ALT-A Trust 05-9	5.12	(a)	11/25/35	76,981	57,533
Bear Stearns ALT-A Trust 06-6	2.80	(a)	11/25/36	212,722	144,338
Bear Stearns Asset Backed Securities Trust 03-3	0.78	(a)	06/25/43	65,849	65,175
Bear Stearns Asset Backed Securities Trust 04-HE5	2.07	(a)	07/25/34	309,693	254,192
Bear Stearns Structured Products Inc., 00-1	5.53	(a)	08/28/33	5,770	5,107
CDC Mortgage Capital Trust 02-HE1	0.81	(a)	01/25/33	439,132	419,153
Chase Mortgage Finance Corp. 05-A1	5.08	(a)	12/25/35	26,213	25,047
Chaseflex Trust 05-2	6.00		06/25/35	138,683	124,316
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	40,844	41,046
CITICORP Mortgage Securities, Inc. 07-1	5.89	(c)	03/25/37	333,615	328,264
Citigroup Mortgage Loan Trust, Inc. 05-7	2.48	(a)	09/25/35	323,698	233,531
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	87,336	88,188
CMO Trust 17	7.25		04/20/18	267	275
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	189,604	196,691
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	34,482	34,285
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	74,996	75,196
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	170,548	151,764
Countrywide Alternative Loan Trust 05-43	5.09	(a)	10/25/35	53,680	44,443
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	174,590	175,444
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	269,315	261,305

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Countrywide Asset Backed Certificate 04-S1	5.12%		02/25/35	$72,438	$74,043
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	147,185	137,837
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	157,467	149,258
Countrywide Home Loans 03-49	4.47	(a)	12/19/33	51,296	50,407
Countrywide Home Loans 03-J13	5.25		01/25/24	137,569	134,545
Countrywide Home Loans 05-HYB8	4.55	(a)	12/20/35	170,918	140,132
Countrywide Home Loans 06-HYB5	2.65	(a)	09/20/36	83,313	54,587
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	54,185	55,453
Credit Suisse First Boston Mortgage 03-AR24	2.63	(a)	10/25/33	296,346	289,473
Credit Suisse First Boston Mortgage 03-FFA	6.60	(a)	02/25/33	151,162	139,020
Credit Suisse First Boston Mortgage 04-AR3	2.65	(a)	04/25/34	85,698	87,376
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	116,169	119,417
Credit Suisse First Boston Mortgage 06-2	5.91	(a)	07/25/36	1,120,000	99,977
DLJ Mortgage Acceptance Corp. 91-3	1.98	(a)	01/25/21	16,957	17,013
Encore Credit Receivables Trust 05-3	0.68	(a)	10/25/35	675,000	633,028
FHLMC 2419	5.50		03/15/17	3,564	3,833
FHLMC 2586	3.50		12/15/32	14,403	14,460
FHLMC 2649	4.50		07/15/18	190,130	201,412
FHLMC 780754	4.66	(a)	08/01/33	6,872	7,181
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	19,055	19,137
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	14,947	15,440
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.30	(a)	09/25/34	37,379	36,651
First Horizon Mortgage Pass-Through Trust 05-AR2	2.61	(a)	05/25/35	183,107	155,174
FNMA 03-05	4.25		08/25/22	4,191	4,209
FNMA 03-38	5.00		03/25/23	30,890	32,616
FNMA 03-86	4.50		09/25/18	172,191	184,237
FNMA 813842	1.96	(a)	01/01/35	26,297	27,616
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	64,374	60,747
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	919,435
GNMA 02-15	5.50		11/20/31	17,682	18,710
GNMA 03-11	4.00		10/17/29	153,099	163,195
GNMA 03-12	4.50		02/20/32	23,490	24,220
GNMA 03-26	0.64	(a)	04/16/33	19,912	20,089
GNMA 04-17	4.50		12/20/33	35,452	38,158
GNMA 583189	4.50		02/20/17	13,651	14,677
Green Tree Financial Corp. 98-5	6.22		03/01/30	144,989	157,468
GS Mortgage Loan Trust 03-10	3.82	(a)	10/25/33	140,899	136,325
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	67,264	69,352
GS Mortgage Loan Trust 05-AR3	2.82	(a)	05/25/35	103,963	92,871
GS Mortgage Loan Trust 05-AR6	2.65	(a)	09/25/35	76,505	74,072
Home Equity Mortgage Trust 06-1	5.30	(a)	05/25/36	1,337,180	1,157,093
Home Savings of America 9	3.80	(a)	11/25/17	85,472	86,322
Home Savings of America 11	4.83	(a)	01/25/18	99,095	100,007
Household Home Equity Loan Trust 06-2	0.34	(a)	03/20/36	967,771	958,897
IMPAC Secured Assets Corp. 03-3	4.20		08/25/33	199,447	204,054
Indymac Indx Mortgage Loan Trust 04-AR6	2.61	(a)	10/25/34	11,887	10,919
Indymac Indx Mortgage Loan Trust 05-AR15	4.69	(a)	09/25/35	48,933	42,293
Indymac Indx Mortgage Loan Trust 05-L1	0.59	(a)	07/25/13	273,688	128,880
JP Morgan Mortgage Trust 05-A2	5.05	(a)	04/25/35	323,921	319,234
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	94,583	99,103
Long Beach Mortgage Loan Trust 05-3	0.47	(a)	08/25/45	43,954	43,722
Master Adjustable Rate Mortgages Trust 04-13	2.67	(a)	04/21/34	36,089	36,523
Master Adjustable Rate Mortgages Trust 05-1	5.28	(a)	01/25/35	38,669	37,497
Master Alternative Loans Trust 03-5	6.00		08/25/33	70,091	74,551
Master Asset Backed Securities Trust 07-NCW (b)	0.49	(a)	05/25/37	604,754	521,619
Master Asset Securitization Trust 03-6	5.00		07/25/18	13,455	14,069
Master Asset Securitization Trust 07-1	6.00		10/25/22	46,172	45,341
Merrill Lynch Mortgage Investors Trust 03-A2	1.92	(a)	02/25/33	47,634	46,852
Merrill Lynch Mortgage Investors Trust 06-SL1	0.55	(a)	09/25/36	364,607	260,213

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Morgan Stanley Capital Inc. 04-1	5.00%		11/25/18	$124,852	$126,796
Morgan Stanley Mortgage Loan Trust 05-5AR	5.26		09/25/35	52,123	39,811
Morgan Stanley Mortgage Loan Trust 06-1AR	3.00		02/25/36	141,537	105,317
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	262,065
New Century Home Equity Loan Trust 97-NC5	7.20		10/25/28	57	57
Nomura Asset Acceptance Corporation 06-AF2	0.29	(a)	08/25/36	191,197	60,752
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	251,284	251,313
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	319,844	313,888
Oakwood Mortgage Investors, Inc. 02-A	0.44	(a)	09/15/14	170,258	146,254
Option One Mortgage Loan Trust 07-FXD1	5.60		01/25/37	361,224	362,665
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	30,108	30,493
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.48	(a)	10/25/36	325,072	308,082
Prime Mortgage Trust 05-2	5.00		07/25/20	60,995	61,420
Residential Accredit Loans, Inc. 02-QS9	0.79	(a)	07/25/32	5,346	5,025
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	47,999	43,914
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	394,488	321,309
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	202,842	190,488
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	108,373	99,826
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	69,823	70,068
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	194,950	162,394
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	406,331	372,652
Residential Funding Mortgage Securities 03-HS2	3.88		07/25/33	29,445	28,647
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	37,842	38,807
Residential Funding Mortgage Securities I 05-SA2	2.83	(a)	06/25/35	40,268	31,453
Residential Funding Mortgage Securities I 06-SA1	4.00	(a)	02/25/36	42,226	34,779
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	29,407	29,585
SACO I Trust 05-6	0.77	(a)	09/25/35	342,172	186,607
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	14	14
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.47	(a)	03/25/34	25,414	24,936
Structured Adjustable Rate Mortgage Loan Trust 04-4	4.87	(a)	04/25/34	1,040,227	1,023,311
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.58	(a)	08/25/34	50,998	49,596
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.59	(a)	12/25/34	93,936	52,976
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.51	(a)	05/25/35	403,362	369,049
Structured Adjustable Rate Mortgage Loan Trust 06-1	2.77	(a)	02/25/36	35,505	30,055
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.29	(a)	02/25/36	8,219	8,193
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.98	(a)	05/25/36	114,371	85,910
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.09	(a)	05/25/36	112,929	91,709
Structured Asset Mortgage Investments 04-AR5	2.27	(a)	10/19/34	34,284	32,936
Structured Asset Securities Corp. 98-RF1 (b)	7.38	(a)	04/15/27	37,814	38,660
Structured Asset Securities Corp. 03-8	5.00		04/25/33	51,147	51,490
Structured Asset Securities Corp. 03-37A	2.57	(a)	12/25/33	242,301	237,450
Structured Asset Securities Corp. 04-3	5.40	(a)	03/25/24	178,715	185,335
Terwin Mortgage Trust 04-5HE	1.08	(a)	06/25/35	471,910	433,239
Vanderbilt Mortgage & Finance 03-A	0.84	(a)	05/07/26	276,555	265,803
Vericrest Opportunity Loan Trust 12-NL2A (b)	2.49		02/26/52	805,731	807,245
Vericrest Opportunity Loan Trust 13-3 (b)	3.22		05/27/53	834,723	835,461
Wachovia Mortgage Loan Trust 06-A	2.67	(a)	05/20/36	172,772	166,195
Washington Mutual Mortgage Securities Corp. 04-AR3	2.46	(a)	06/25/34	68,459	68,139
Washington Mutual Mortgage Securities Corp. 04-AR14	2.43	(a)	01/25/35	125,316	125,556
Washington Mutual Mortgage Securities Corp. 05-AR12	2.44	(a)	10/25/35	1,144	1,145
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	39,007	39,780
Wells Fargo Mortgage Backed Securities Trust 04-B	4.96	(a)	02/25/34	21,110	21,011
Wells Fargo Mortgage Backed Securities Trust 04-BB	2.62	(a)	01/25/35	8,306	8,351
Wells Fargo Mortgage Backed Securities Trust 04-E	4.88	(a)	05/25/34	31,644	31,883
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.88	(a)	12/25/34	25,117	24,983
Wells Fargo Mortgage Backed Securities Trust 04-F	4.73	(a)	06/25/34	124,669	126,021
Wells Fargo Mortgage Backed Securities Trust 04-I	2.76	(a)	07/25/34	5,657	5,638
Wells Fargo Mortgage Backed Securities Trust 04-K	2.62	(a)	07/25/34	113,298	111,800

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)

Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	%(a)	07/25/34	$53,807	$54,299
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	99,463	99,257
Wells Fargo Mortgage Backed Securities Trust 04-R	2.62	(a)	09/25/34	70,749	70,406
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.33	(a)	08/25/35	35,606	35,051
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.62	(a)	09/25/35	256,234	251,048
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.17	(a)	10/25/35	59,844	58,240
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.59	(a)	04/25/36	50,988	48,473
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.40	(a)	12/25/36	31,474	30,356
Total Mortgage Backed Securities (Cost $30,130,273)					28,514,371

MUNICIPAL BONDS
(19.2% of portfolio)

Alaska Housing Finance Corp.	2.80		12/01/26	595,000	596,363
Alaska Housing Finance Corp.	0.99	(a)	06/01/43	5,150,000	5,130,739
Alaska Student Loan Corp.	0.69	(a)	08/25/31	1,471,516	1,457,728
Art Institute of Chicago	1.34		03/01/15	125,000	124,962
Atlantic City NJ	4.00		11/01/16	400,000	425,356
California, State of	1.05		02/01/16	925,000	923,594
Casino Reinvestment Development Authority NJ	5.14		06/01/15	725,000	736,861
Cuyahoga County Ohio Economic Development	3.22		12/01/14	1,725,000	1,783,443
Desert Sands California Unified School District	2.28		06/01/19	375,000	360,210
Downtown Smyrna Development Authority GA	3.21		02/01/15	100,000	102,877
Energy Northwest, WA	1.06		07/01/15	350,000	351,404
Energy Northwest, WA	2.15		07/01/18	850,000	846,235
Florida Hurricane Catastrophe Fund Finance Corp.	1.30		07/01/16	1,750,000	1,732,588
Illinois Housing Development Authority	5.50		12/01/14	145,000	147,074
Illinois Housing Development Authority	1.14		01/01/16	375,000	371,505
Illinois Municipal Electric Agency	3.20		02/01/14	890,000	896,622
Illinois, State of	4.01		07/01/13	975,000	975,000
Illinois, State of	2.00		01/01/14	3,025,000	3,034,045
Illinois, State of	4.03		03/01/14	825,000	839,528
Illinois, State of	1.10		04/01/14	2,650,000	2,646,847
Illinois, State of	4.51		03/01/15	1,645,000	1,725,375
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,203,806
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,266,727
Indiana Bond Bank	2.08		01/15/19	300,000	291,843
Indianapolis, Indiana Local Public Improvement Bond Bank	1.19		06/01/15	325,000	325,140
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58		06/01/16	600,000	598,026
Irvine Ranch Water District California Joint Powers Agency	2.61		03/15/14	500,000	507,165
Jackson Tennessee Energy Authority	1.15		04/01/16	400,000	395,928
Jersey City, NJ	1.51		09/01/16	950,000	941,820
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	912,873
Kentucky Asset/Liability Commission	2.94		04/01/14	955,000	967,759
Louisa Virginia Industrial Development Authority	2.50	(a)	09/01/30	2,635,000	2,665,803
Louisiana State Gas & Fuels Tax	3.00	(a)	05/01/43	550,000	551,215
Louisiana State Local Government Environmental Facilities & Community Development Authority	1.11		02/01/16	288,848	289,289
Luzerne County Pennsylvania	5.20		11/15/13	220,000	221,771
Mashantucket Western Pequot Tribe Connecticut (b)	6.57		09/01/13	185,000	184,900
Massachusetts Housing Finance Agency	1.17		12/01/15	425,000	424,265
Massachusetts Housing Finance Agency	1.31		06/01/16	275,000	272,553
Massachusetts Municipal Wholesale Electric Company	0.16	(a)	07/01/14	100,000	97,993
Metropolitan Nashville, Tennessee Airport Authority	3.17		07/01/13	125,000	125,000
Miami Dade County Florida Educational Facilities Authority	1.29		04/01/15	325,000	324,178
Monroe County Michigan Economic Development Corp.	2.35	(a)	10/01/24	1,000,000	1,010,430
Mount Holly Township, NJ	1.50		11/21/13	1,975,000	1,978,990
New Jersey Economic Development Authority	3.61		09/01/14	650,000	669,546

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

	Interest Rate/Yield		Maturity Date	Face Amount	Value
(Municipal Bonds continued)

New Jersey Economic Development Authority	0.00	%(d)	02/15/16	$1,550,000	$1,461,852
New Jersey Economic Development Authority	1.06		03/01/16	1,400,000	1,389,374
New Jersey Economic Development Authority	0.00	(d)	02/15/20	10,450,000	8,215,267
New Orleans Louisiana	2.12		09/01/17	825,000	813,227
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,689,655
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,438,361
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	1,934,928
North Carolina Housing Finance Agency	4.00		01/01/30	2,160,000	2,176,826
North Carolina State Education Assistance Authority	0.99	(a)	07/25/39	1,227,184	1,232,424
Oakland California Redevelopment Agency	6.50		09/01/13	225,000	225,967
Oakland California Redevelopment Agency	5.34		09/01/13	1,075,000	1,077,193
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	424,156
Oklahoma Student Loan Authority	0.69	(a)	02/25/32	1,418,060	1,408,147
Oregon School Boards Association	0.00		06/30/15	4,050,000	3,956,971
Orleans Parish School Board, Louisiana	1.85		02/01/14	750,000	751,717
Pasadena California Pension Obligation	1.76	(a)	05/15/41	800,000	805,832
Pennsylvania Higher Education Assistance Agency (b)	0.74	(a)	05/25/27	544,983	538,662
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/14	785,000	771,302
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/15	4,075,000	3,944,763
Richmond California Joint Powers Financing Authority	6.30		07/01/13	800,000	800,000
San Antonio Texas Airport System	3.20		07/01/14	550,000	561,484
South Carolina Student Loan Corp.	0.40	(a)	12/01/20	775,000	767,692
Stockton California Pension Obligation	5.14		09/01/17	1,680,000	1,659,638
Utah Infrastructure Agency	3.20		10/15/16	665,000	694,107
Vermont Student Assistance Corp.	0.90	(a)	07/28/34	1,703,642	1,697,985
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,359,737
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,335,166
Virginia Housing Development Authority	1.11		10/01/16	550,000	544,593
Washington Economic Development Finance Authority	2.90		10/01/14	1,850,000	1,861,007
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,366,685
Wayne County Michigan Building Authority	6.22		12/01/14	665,000	676,977
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	756,762
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	777,703
Total Municipal Bonds (Cost $92,212,412)					92,551,536

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(5.1% of portfolio)

Farmer Mac	1.25		12/06/13	1,250,000	1,255,468
Overseas Private Investment Corp.	1.45	(e)	09/20/13	1,275,000	1,604,243
Overseas Private Investment Corp.	3.50	(f)	05/02/16	1,000,000	1,148,728
Overseas Private Investment Corp.	4.87	(f)	09/07/16	613,912	789,245
Overseas Private Investment Corp.	1.05	(f)	12/09/16	1,000,000	1,019,179
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,194,638
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,112,113
Overseas Private Investment Corp.	1.01	(f)	12/10/17	875,000	891,012
Overseas Private Investment Corp.	1.55	(f)	03/15/18	1,120,000	1,167,424
Overseas Private Investment Corp.	0.83	(f)	11/08/19	1,375,000	1,373,793
Overseas Private Investment Corp.	1.34	(f)	11/20/19	1,000,000	1,032,467
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,055,586
U.S. Department of Housing & Urban Development	6.07		08/01/21	103,000	103,480
U.S. Department of Housing & Urban Development	6.12		08/01/22	597,000	596,729
U.S. Treasury Notes	2.00		04/30/16	10,000,000	10,384,380
Total U.S. Government and Agency Obligations (Cost $24,701,010)					24,728,485

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)

June 30, 2013 (Unaudited)

COMMERCIAL PAPER	Interest Rate/Yield	Maturity Date	Face Amount	Value
(19.9% of portfolio)

AGC Capital Inc. (b)	0.31%	07/03/13	$10,000,000	$9,999,828
AGC Capital Inc. (b)	0.31	07/24/13	4,750,000	4,749,059
Apache Corp. (b)	0.31	07/03/13	5,000,000	4,999,914
Eni Finance USA Inc. (b)	0.33	07/05/13	3,000,000	2,999,890
Eni Finance USA Inc. (b)	0.35	07/11/13	8,500,000	8,499,173
Eni Finance USA Inc. (b)	0.39	07/23/13	10,000,000	9,997,617
Hitachi America Capital, Ltd. (b)	0.30	07/08/13	14,250,000	14,249,169
South Jersey Gas Co. (b)	0.30	07/16/13	3,000,000	2,999,625
TransCanada Pipeline USA Ltd. (b)	0.29	07/02/13	13,500,000	13,499,891
Westar Energy, Inc. (b)	0.30	07/01/13	14,500,000	14,500,000
Westar Energy, Inc. (b)	0.32	07/24/13	5,000,000	4,998,978
Westar Energy, Inc. (b)	0.32	07/25/13	3,000,000	2,999,360
Westar Energy, Inc. (b)	0.32	07/29/13	1,500,000	1,499,627
Total Commercial Paper (Cost $95,992,131)				95,992,131

MONEY MARKET ACCOUNT			Shares
(less than 0.01% of portfolio)

State Street Institutional Liquid Reserves Fund	0.09		104,747	104,747
Total Money Market Account (Cost $104,747)				104,747
TOTAL INVESTMENTS IN SECURITIES (Cost $479,907,670)—100%				$482,835,234

(a)	Variable coupon rate as of June 30, 2013.
(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $143,176,141 and represents 29.7% of total investments.
(c)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(d)	Zero coupon security, purchased at a discount.
(e)	Interest is paid at maturity.
(f)	Interest is paid at put date.
(g)	7-day yield at June 30, 2013.

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund

June 30, 2013 (Unaudited)

	Cost	Value
Investment in S&P 500 Stock Master Portfolio	$45,173,809	$86,183,571

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2013, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 1.85%. See the Appendix for the S&P 500 Stock Master Portfolio for holdings information.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

PORTFOLIO OF INVESTMENTS: Value Fund

June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

(97.7% of portfolio)

CONSUMER DISCRETIONARY—7.7%
Auto Components
Cooper Tire & Rubber Co.	440,000	$14,594,800
Distributors
Genuine Parts Co.	315,400	24,623,278
Multiline Retail
Dillard’s, Inc. (Class A)	182,700	14,975,919
Total Consumer Discretionary		54,193,997

CONSUMER STAPLES—4.6%
Food Products
Dean Foods Co. (a)	859,800	8,615,196
J.M. Smucker Co. (The)	148,853	15,354,187
WhiteWave Foods Co. (The) (a)	219,631	3,569,004
WhiteWave Foods Co. (The), (Class B) (a)	312,796	4,754,499
Total Consumer Staples		32,292,886

ENERGY—14.6%
Energy Equipment & Services
Baker Hughes Inc.	187,000	8,626,310
Oil, Gas, & Consumable Fuels
Chevron Corp.	205,000	24,259,700
ConocoPhillips	277,000	16,758,500
Marathon Oil Corp.	461,000	15,941,380
Marathon Petroleum Corp.	189,000	13,430,340
Phillips 66	159,500	9,396,145
QEP Resources, Inc.	367,400	10,206,372
Questar Corp.	169,814	4,050,064
Total Energy		102,668,811

FINANCIALS—9.4%
Commercial Banks
Commerce Bancshares, Inc.	31,473	1,370,964
Wells Fargo & Co.	191,000	7,882,570
Diversified Financial Services
Bank of America Corp.	475,200	6,111,072
JPMorgan Chase & Co.	442,600	23,364,854
Insurance
Allstate Corp. (The)	369,000	17,756,280
Chubb Corp. (The)	122,000	10,327,300
Total Financials		66,813,040

HEALTH CARE—21.5%
Health Care Equipment & Supplies
Covidien PLC	207,600	13,045,584
Pharmaceuticals
Abbott Laboratories	399,000	13,917,120
AbbVie Inc.	399,000	16,494,660
Bristol-Myers Squibb Co.	794,700	35,515,143
GlaxoSmithKline plc ADR	354,000	17,689,380
Hospira, Inc. (a)	379,400	14,534,814
Merck & Co., Inc.	193,194	8,973,861
Pfizer Inc.	1,107,000	31,007,070
Total Health Care		151,177,632

	Shares	Value

INDUSTRIALS—18.4%
Airlines
Southwest Airlines Co.	844,100	$10,880,449
Commercial Services & Supplies
Avery Dennison Corp.	520,000	22,235,200
Industrial Conglomerates
General Electric Co.	999,000	23,166,810
Honeywell International Inc.	281,100	22,302,474
Tyco International Ltd.	164,850	5,431,807
Machinery
Flowserve Corp.	285,900	15,441,459
Parker-Hannifin Corp.	246,400	23,506,560
Distributors
Applied Industrial Technologies, Inc.	130,500	6,307,065
Total Industrials		129,271,824

INFORMATION TECHNOLOGY—15.8%
Communications Equipment
Cisco Systems, Inc.	1,018,500	24,759,735
Computers & Peripherals
Dell Inc.	1,282,000	17,114,700
Hewlett-Packard Co.	876,900	21,747,120
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	11,970,189
IT Services
SAIC, Inc.	603,000	8,399,790
Semiconductors & Semiconductor Equipment
Intel Corp.	1,135,000	27,489,700
Total Information Technology		111,481,234

MATERIALS—5.7%
Chemicals
Dow Chemical Co. (The)	711,900	22,901,823
Containers & Packaging
Bemis Co., Inc.	433,600	16,971,104
Total Materials		39,872,927
Total Common Stocks (Cost $421,351,905)		687,772,351

MONEY MARKET ACCOUNT
(2.3% of portfolio)
State Street Institutional Liquid Reserves Fund, 0.09% (b)	16,116,649	16,116,649
Total Money Market Account (Cost $16,116,649)		16,116,649
TOTAL INVESTMENTS IN SECURITIES (Cost $437,468,554)—100%		$703,889,000

(a)	Non-income producing.

(b)	7-day yield at June 30, 2013.

ADR—American	Depositary Receipt

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Growth Fund

June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

(98.8% of portfolio)

CONSUMER DISCRETIONARY—24.4%
Automobiles
Tesla Motors, Inc. (a)	3,500	$376,005
Hotels, Restaurants & Leisure
Carnival Corp.	15,200	521,208
Chipotle Mexican Grill Inc. (a)	1,600	582,960
Las Vegas Sands Corp.	17,200	910,396
Starbucks Corp.	14,100	923,409
Starwood Hotels & Resorts Worldwide, Inc.	10,600	669,814
Household Durables
D.R. Horton, Inc.	20,100	427,728
Internet & Catalog Retail
Amazon.com, Inc. (a)	8,400	2,332,596
Netflix, Inc. (a)	2,200	464,398
priceline.com Inc. (a)	1,750	1,447,478
Media
Discovery Communications, Inc. (a)	5,500	383,130
Twenty-First Century Fox, Inc.	2,700	78,273
News Corp., Class A	14,000	456,400
Multiline Retail
Dollar Tree, Inc. (a)	8,200	416,888
Specialty Retail
Fossil, Inc. (a)	4,350	449,399
Lowe’s Cos., Inc.	19,700	805,730
lululemon athletica Inc. (a)	4,900	321,048
Ralph Lauren Corp.	2,200	382,228
Tractor Supply Co.	4,800	564,528
Total Consumer Discretionary		12,513,616

CONSUMER STAPLES—4.3%
Beverages
Green Mountain Coffee Roasters, Inc. (a)	5,800	435,348
Monster Beverage Corp. (a)	4,500	273,465
PepsiCo, Inc.	5,600	458,024
Food & Staples Retailing
Whole Foods Market, Inc.	8,400	432,432
Household Products
Procter & Gamble Co. (The)	8,200	631,318
Total Consumer Staples		2,230,587

ENERGY—4.1%
Oil, Gas,& Consumable Fuels
Cimarex Energy Co.	7,600	493,924
Pioneer Natural Resources Co.	5,200	752,700
Range Resources Corp.	11,000	850,520
Total Energy		2,097,144

FINANCIALS—4.9%
Capital Markets
Franklin Resources Inc.	3,200	435,264
Morgan Stanley	29,100	710,913
State Street Corp.	10,800	704,268
TD Ameritrade Holding Corp.	28,300	687,407
Total Financials		2,537,852

	Shares	Value

HEALTH CARE —14.4%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	4,800	$442,752
Biogen Idec Inc. (a)	3,690	794,088
Celgene Corp. (a)	6,150	718,996
Gilead Sciences, Inc. (a)	36,300	1,858,923
Regeneron Pharmaceuticals, Inc. (a)	1,200	269,856
Health Care Providers & Services
McKesson Corp.	9,600	1,099,200
Unitedhealth Group Inc.	12,500	818,500
Health Care Technology
Catamaran Corp. (a)	7,756	377,872
Edwards Lifesciences Corp. (a)	5,400	362,880
Pharmaceuticals
Valeant Pharmaceuticals International, Inc. (a)	7,700	662,816
Total Health Care		7,405,883

INDUSTRIALS—14.0%
Aerospace & Defense
Boeing Co. (The)	13,700	1,403,428
Precision Castparts Corp.	5,400	1,220,454
United Technologies Corp.	3,200	297,408
Airlines
United Continental Holdings Inc. (a)	23,100	722,799
Air Freight & Logistics
FedEx Corp.	5,500	542,190
Machinery
Danaher Corp.	22,700	1,436,910
Road & Rail
Union Pacific Corp.	4,500	694,260
Wabtec Corp.	4,900	261,807
Trading Companies & Distributors
Fastenal Co.	13,600	623,560
Total Industrials		7,202,816

INFORMATION TECHNOLOGY—26.2%
Communications Equipment
Juniper Networks, Inc. (a)	59,400	1,147,014
QUALCOMM, Inc.	11,800	720,744
Computers & Peripherals
Apple Inc.	985	390,139
SanDisk Corp. (a)	11,800	720,980
Internet Software & Services
Akamai Technologies, Inc. (a)	10,100	429,755
Baidu, Inc. ADR (a)	4,100	387,573
eBay Inc. (a)	18,200	941,304
Facebook, Inc. (a)	17,400	432,564
Google Inc. (Class A) (a)	3,335	2,936,034
LinkedIn Corp. (a)	1,900	338,770
IT Services
Cognizant Technology Solutions Corp., (Class A) (a)	10,900	682,449
MasterCard Inc.	2,115	1,215,067
Visa Inc., Class A	3,500	639,625

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

PORTFOLIO OF INVESTMENTS: Growth Fund (continued)

June 30, 2013 (Unaudited)

	Shares	Value

(Common Stocks continued)
Semiconductors & Semiconductor Equipment
Atmel Corp. (a)	26,600	$195,510
Broadcom Corp. (Class A)	15,800	533,408
Software
NetSuite Inc. (a)	1,800	165,132
Red Hat, Inc. (a)	12,200	583,404
salesforce.com, Inc. (a)	15,700	599,426
Tibco Software Inc. (a)	7,500	160,500
Workday, Inc. (a)	3,300	211,497
Total Information Technology		13,430,895

MATERIALS—3.6%
Chemicals
Ecolab Inc.	5,300	451,507
Praxair Inc.	6,330	728,963
Sherwin-Williams Co.	3,750	662,250
Total Materials		1,842,720

TELECOMMUNICATION SERVICES—2.9%
Wireless Telecommunication Services
Crown Castle International Corp. (a)	20,400	1,476,756
Total Telecommunication Services		1,476,756
Total Common Stocks (Cost $41,105,143)		50,738,269

MONEY MARKET ACCOUNT	Shares	Value
(1.2% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.09% (b)	615,542	$615,542
Total Money Market Account (Cost $615,542)		615,542
TOTAL INVESTMENTS IN SECURITIES (Cost $41,720,685)—100%		$51,353,811

(a)	Non-income producing.

(b)	7-day yield at June 30, 2013.

ADR—American Depositary Receipt

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund

June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

(85.3% of portfolio)

CONSUMER DISCRETIONARY—13.5%
Auto Components
Cooper Tire & Rubber Co.	449,000	$14,893,330
Diversified Consumer Services
Matthews International Corp. (Class A)	264,342	9,965,693
Multiline Retail
Nordstrom, Inc.	90,000	5,394,600
Restaurants
Brinker International, Inc.	200,000	7,886,000
Cracker Barrel Old Country Store, Inc.	210,209	19,898,384
Wendy’s Co. (The)	2,040,260	11,894,716
Specialty Retail
Sally Beauty Holdings, Inc. (a)	114,000	3,545,400
True Religion Apparel, Inc.	147,293	4,663,296
Total Consumer Discretionary		78,141,419

CONSUMER STAPLES—11.9%
Food Distribution
Core-Mark Holding Company, Inc.	118,099	7,499,287
United Natural Foods, Inc. (a)	159,600	8,616,804
Food Products
Dean Foods Co. (a)	650,000	6,513,000
J.M. Smucker Co. (The)	40,868	4,215,534
WhiteWave Foods Co. (The) (a)	166,038	2,698,118
WhiteWave Foods Co. (The), (Class B) (a)	236,471	3,594,359
Food & Staples Retailing
Fred’s, Inc.	1,149,112	17,799,745
Harris Teeter Supermarkets, Inc.	379,152	17,767,063
Total Consumer Staples		68,703,910

ENERGY—1.8%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	2,185,750
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	3,860,406
QEP Resources, Inc.	26,600	738,948
Questar Corp.	26,600	634,410
SM Energy Co.	49,000	2,939,020
Total Energy		10,358,534

FINANCIALS—11.8%
Commercial Banks
Cardinal Financial Corp.	697,761	10,215,221
Middleburg Financial Corp.	97,700	1,866,070
National Bankshares, Inc. (Virginia)	182,302	6,477,190
Southcoast Financial Corp. (a)	74,730	392,335
Texas Capital Bancshares, Inc. (a)	147,398	6,538,575
Valley National Bancorp	1,125,799	10,661,317
Consumer Finance
Encore Capital Group, Inc. (a)	386,066	12,782,645
Diversified Financial Services
UMB Financial Corp.	343,244	19,108,393
Total Financials		68,041,746

	Shares	Value

HEALTH CARE—2.5%
Health Care Equipment & Supplies
STERIS Corp.	342,112	$14,669,763
Total Health Care		14,669,763

INDUSTRIALS—26.6%
Aerospace & Defense
Huntington Ingalls Industries, Inc.	157,208	8,879,108
Triumph Group, Inc.	136,800	10,827,720
Construction & Engineering
Dycom Industries, Inc. (a)	693,242	16,041,620
Orion Marine Group, Inc. (a)	88,500	1,069,965
Distributors
Applied Industrial Technologies, Inc.	392,578	18,973,295
Electrical Equipment
Rofin-Sinar Technologies Inc. (a)	708,555	17,671,362
Industrial Conglomerates
Carlisle Companies Inc.	125,600	7,826,136
CLARCOR Inc.	87,100	4,547,491
Standex International Corp.	19,500	1,028,625
Machinery
Flowserve Corp.	43,500	2,349,435
Gorman-Rupp Co. (The)	427,162	13,600,838
Manitowoc Co., Inc. (The)	759,400	13,600,854
Regal Beloit Corp.	58,500	3,793,140
Road & Rail
Knight Transportation, Inc.	963,953	16,213,689
Werner Enterprises, Inc.	700,114	16,921,755
Total Industrials		153,345,033

INFORMATION TECHNOLOGY—9.2%
Communications Equipment
Belden Inc.	292,585	14,608,769
Computers & Peripherals
Western Digital Corp.	70,000	4,346,300
IT Services
Cass Information Systems, Inc.	96,377	4,442,980
Computer Services, Inc.	374,946	11,248,380
ManTech International Corp.	702,054	18,337,650
Total Information Technology		52,984,079

MATERIALS—8.0%
Chemicals
Olin Corp.	781,999	18,705,416
PolyOne Corp.	514,106	12,739,547
Polypore International, Inc. (a)	84,800	3,417,440
Westlake Chemical Corp.	115,700	11,154,637
Total Materials		46,017,040
Total Common Stocks (Cost $349,122,104)		492,261,524

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)

June 30, 2013 (Unaudited)

EXCHANGE TRADED FUNDS	Shares	Value

(9.8% of portfolio)
iShares Russell 2000 Value	331,000	$28,432,900
iShares Core S&P Small-Cap 600 Value	311,000	28,080,190
Total Exchange Traded Funds (Cost $47,797,294)		56,513,090

MONEY MARKET ACCOUNT	Shares	Value

(4.9% of portfolio)
State Street Institutional Liquid Reserves Fund, 0.09% (b)	28,306,430	$28,306,430
Total Money Market Account (Cost $28,306,430)		28,306,430
TOTAL INVESTMENTS IN SECURITIES (Cost $425,225,828)—100%		$577,081,044

(a)	Non-income producing.

(b)	7-day yield at June 30, 2013.

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Value Fund

June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value

(95.8% of portfolio)

BRAZIL—1.2%
Petroleo Brasileiro SA—ADR	102,200	$1,371,524
Rossi Residencial SA	525,134	687,203
Total Brazil		2,058,727

BRITAIN—10.8%
BAE Systems PLC	760,050	4,426,138
HSBC Holdings PLC—ADR	68,650	3,562,935
Tesco PLC	704,100	3,545,717
Vodafone Group PLC	1,048,724	3,005,302
WPP Group PLC	284,250	4,858,633
Total Britain		19,398,725

CANADA—1.9%
Encana Corp.	202,550	3,431,197
Total Canada		3,431,197

CHINA—1.0%
Guangzhou Automobile Group Co., Ltd.	1,829,150	1,716,485
Total China		1,716,485

DENMARK—2.0%
Danske Bank Group	207,850	3,545,700
Total Denmark		3,545,700

FINLAND—1.2%
Neste Oil OYJ	153,000	2,232,637
Total Finland		2,232,637

FRANCE—11.9%
AXA SA	204,300	4,027,306
Cap Gemini SA	78,650	3,819,383
Compagnie de Saint-Gobain SA	96,178	3,897,175
GDF SUEZ SA	166,050	3,257,042
Total SA	66,750	3,260,281
Vivendi SA	157,350	2,982,036
Total France		21,243,223

GERMANY—6.1%
Daimler AG REG	71,300	4,304,299
Deutsche Böerse AG	57,200	3,761,372
ThyssenKrupp AG	143,650	2,815,868
Total Germany		10,881,539

HONG KONG—3.3%
Hutchison Whampoa Ltd.	369,325	3,863,972
New World Development Co. Ltd.	1,428,275	1,958,196
NW Hotel Investments	17,853	—
Total Hong Kong		5,822,168

ITALY—5.3%
Eni SpA	158,250	3,247,918
Intesa Sanpaolo SpA	2,868,050	4,590,427
Telecom Italia SpA	3,049,200	1,699,954
Total Italy		9,538,299

	Shares	Value

ISRAEL—1.3%
Teva Pharmaceutical Industries Ltd.—ADR	59,100	$2,316,720
Total Israel		2,316,720

JAPAN—18.4%
Bridgestone Corp.	135,400	4,617,168
Daiwa Securities Group Inc.	491,535	4,116,565
Mori Seiki Co., Ltd.	192,750	2,173,917
MS & AD Insurance Group Holdings, Inc.	223,055	5,650,024
Nikon Corp.	106,350	2,484,759
Nippon Sheet Glass Co. Ltd.	1,473,350	1,378,017
Nissan Motor Co., Ltd.	374,600	3,754,470
Sumitomo Corp.	359,700	4,483,154
Sumitomo Mitsui Trust Holdings, Inc.	926,900	4,324,783
Total Japan		32,982,857

NETHERLANDS—5.7%
AEGON NV	868,150	5,824,468
DSM NV	68,100	4,439,667
Total Netherlands		10,264,135

PORTUGAL—1.1%
Banco Espirito Santo SA	2,471,800	1,981,633
Total Portugal		1,981,633

REPUBLIC OF SOUTH KOREA—3.9%
Posco	13,475	3,512,342
SK Telecom Co., Ltd.	9,032	1,661,034
SK Telecom Co., Ltd.—ADR	92,617	1,882,904
Total Republic of South Korea		7,056,280

SINGAPORE—1.3%
Keppel Corp. Ltd.	276,160	2,258,806
Total Singapore		2,258,806

SPAIN—2.6%
Banco Popular Espanol SA	115,250	352,822
IBERDROLA SA	806,257	4,260,746
Total Spain		4,613,568

SWITZERLAND—11.8%
Adecco SA REG	61,650	3,511,086
Credit Suisse Group AG	155,795	4,124,528
Givaudan SA REG	2,382	3,069,384
Holcim Ltd.	50,536	3,517,623
Novartis AG REG	48,950	3,467,155
Roche Holding AG	14,150	3,511,989
Total Switzerland		21,201,765

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)

June 30, 2013 (Unaudited)

	Shares	Value

(Common Stocks continued)

THAILAND—5.0%
Bangkok Bank Public Company Ltd.	275,100	$1,832,250
Krung Thai Bank Public Company, Ltd.	5,391,300	3,503,633
PTT Public Company Ltd.	337,800	3,632,624
Total Thailand		8,968,507
Total Common Stocks (Cost $165,595,015)		171,512,971

MONEY MARKET ACCOUNT	Shares	Value

(4.2% of portfolio)

State Street Institutional Liquid Reserves Fund, 0.09% (a)	7,612,627	$7,612,627
Total Money Market Account (Cost $7,612,627)		7,612,627
TOTAL INVESTMENTS IN SECURITIES (Cost $173,207,642)—100%		$179,125,598

(a)	7-day yield at June 30, 2013.

ADR—American Depositary Receipt

SA—Sociedad Anónima or Société Anonyme

PLC—Public Limited Company

OYJ—Julkinen Osakeyhtiö

AG—Aktiengesellschaft

REG—Registered shares

SpA—Società per Azioni

NV—Naamloze Vennottschap

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Investments in securities, at value (cost: $200,297,921; $90,030,644; $479,907,670; $45,173,809; $437,468,554; $41,720,685; $425,225,828; $173,207,642)	$200,297,921	$90,626,583	$482,835,234
Cash	2,000,000	—	—
Foreign Currency (cost $66,947)	—	—	—
Receivables
Investment securities sold	—	—	—
Dividends, interest, and tax reclaims	201,105	245,632	1,830,877
Capital shares sold	479,548	10,951	348,885
Prepaid expenses	25,059	15,115	35,472
Total assets	203,003,633	90,898,281	485,050,468

LIABILITIES

Payables
Investment securities purchased	—	—	58,615
Accrued expenses	37,774	21,962	72,356
Due to Board Members	38,987	15,449	66,632
Due to RE Advisers	1,286	38,686	251,651
Capital shares redeemed	138,256	67,232	670,126
Dividends	16	1,867	16,780
Total liabilities	216,319	145,196	1,136,160
NET ASSETS	$202,787,314	$90,753,085	$483,914,308

NET ASSETS CONSIST OF:

Unrealized appreciation of investments	$—	$595,939	$2,927,564
Undistributed (over distributed) net investment income	(38,988)	(16,060)	(69,026)
Undistributed net realized gain (loss) from investments and futures transactions	—	19,375	(468,322)
Paid-in-capital applicable to outstanding shares of 202,826,262 of Daily Income Fund, 17,378,968 of Short-Term Government Securities Fund, 92,633,835 of Short-Term Bond Fund, 7,171,053 of Stock Index Fund, 17,641,459 of Value Fund, 7,958,909 of Growth Fund, 18,611,193 of Small-Company Stock Fund, and 26,244,373 of International Value Fund	202,826,302	90,153,831	481,524,092
NET ASSETS	$202,787,314	$90,753,085	$483,914,308
NET ASSET VALUE PER SHARE	$1.00	$5.22	$5.22

46	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$86,183,571	$703,889,000	$51,353,811	$577,081,044	$179,125,598
—	—	—	—	—
—	—	—	—	66,830

—	—	262,071	—	116,181
—	1,291,323	13,356	514,827	861,377
37,942	673,547	15,040	8,523,553	1,348,522
13,331	45,618	9,881	42,549	18,957
86,234,844	705,899,488	51,654,159	586,161,973	181,537,465

—	—	283,130	1,337,906	81,915
34,205	154,512	18,894	123,185	48,443
12,466	113,064	5,954	38,402	28,874
23,823	327,723	30,685	394,870	120,259
97,248	425,988	31,068	253,370	33,117
13	375,301	—	—	—
167,755	1,396,588	369,731	2,147,733	312,608
$86,067,089	$704,502,900	$51,284,428	$584,014,240	$181,224,857

$41,009,782	$266,420,446	$9,633,126	$151,855,216	$5,904,274
620,418	(115,625)	(79,992)	926,506	2,873,579

(7,425,470)	3,731,845	1,283,282	(621,818)	(29,006,678)

51,862,359	434,466,234	40,448,012	431,854,336	201,453,682
$86,067,089	$704,502,900	$51,284,428	$584,014,240	$181,224,857
$12.00	$39.93	$6.44	$31.38	$6.91

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	47

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Interest	$137,366	$780,316	$5,636,411
Dividends	—	—	—
Allocated from Master Portfolio
Income	—	—	—
Expense	—	—	—
Total investment income	137,366	780,316	5,636,411

EXPENSES

Management fees	513,310	209,433	1,338,120
Shareholder servicing fees	65,946	33,163	82,036
Director and Board meeting expenses	33,519	14,450	70,966
Custodian and accounting fees	20,846	30,133	86,953
Legal and audit fees	16,557	7,614	33,912
Printing	11,142	6,188	19,150
Registration fees	20,316	11,788	19,777
Insurance	6,378	2,723	12,785
Communication	2,966	1,606	5,012
Other expenses	4,844	4,157	14,105
Administration fees	—	—	—
Total expenses	695,824	321,255	1,682,816
Less fees waived and expenses reimbursed by RE Advisers	(562,798)	—	—
Net expenses	133,026	321,255	1,682,816
NET INVESTMENT INCOME (LOSS)	4,340	459,061	3,953,595

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments	—	21,137	46,393
Net change in unrealized appreciation (depreciation)	—	(983,367)	(45,496)
NET GAIN (LOSS) ON INVESTMENTS	—	(962,230)	897
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,340	$(503,169)	$3,954,492

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.
(b)	Includes foreign tax withholding expense of $432,732.

48	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund

$—		$8,403	$562	$18,441	$3,329
—		8,794,401	145,988	3,341,525	3,830,248	(b)

835,269		—	—	—	—
(20,013)		—	—	—	—
815,256		8,802,804	146,550	3,359,966	3,833,577

—		1,690,143	152,013	1,955,809	669,474
56,812		202,962	45,792	155,181	55,114
11,095		112,849	8,367	90,280	29,684
6,741		59,155	17,606	50,004	74,723
8,836		53,177	4,494	42,043	16,396
13,867		59,572	9,651	45,584	11,324
11,114		21,164	10,425	31,277	13,819
2,264		18,950	209	12,950	5,210
1,463		16,675	2,421	12,675	3,171
4,169		19,974	1,223	11,294	3,666
100,226		—	—	—	—
216,587		2,254,621	252,201	2,407,097	882,581
—		—	(30,335)	—	—
216,587		2,254,621	221,866	2,407,097	882,581
598,669		6,548,183	(75,316)	952,869	2,950,996

322,288	(a)	6,311,145	1,648,599	(621,257)	(982,290)
8,871,986	(a)	96,263,788	3,970,875	69,257,604	3,259,565
9,194,274		102,574,933	5,619,474	68,636,347	2,277,275
$9,792,943		$109,123,116	$5,544,158	$69,589,216	$5,228,271

The accompanying notes are an integral part of these financial statements.	Statements of Operations	49

STATEMENTS OF CHANGES IN NET ASSETS

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income (loss)	$4,340	$9,263
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	4,340	9,263
Distributions to Shareholders
Net investment income	(10,104)	(19,966)
Net realized gain on investments	—	—
Return of capital	—	—
Total distributions to shareholders	(10,104)	(19,966)
Capital Share Transactions
Net capital share transactions (See Note 6)	(5,734,093)	13,365,180
Redemption fees received (See Note 5)	—	—
Total increase (decrease) in net assets from capital transactions	(5,734,093)	13,365,180
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,739,857)	13,354,477
NET ASSETS
Beginning of period	208,527,171	195,172,694
End of period	$202,787,314	$208,527,171
Undistributed (over distributed) net investment income	(38,988)	(33,224)

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income (loss)	$6,548,183	$12,447,468
Net realized gain (loss) on investments	6,311,145	10,450,324
Net change in unrealized appreciation (depreciation)	96,263,788	49,125,410
Increase (decrease) in net assets from operations	109,123,116	72,023,202
Distributions to Shareholders
Net investment income	(6,567,875)	(12,479,522)
Net realized gain on investments	—	—
Return of capital	—	—
Total distributions to shareholders	(6,567,875)	(12,479,522)
Capital Share Transactions
Net capital share transactions (See Note 6)	1,402,312	210,510
Redemption fees received (See Note 5)	1,502	17,281
Total increase (decrease) in net assets from capital transactions	1,403,814	227,791
TOTAL INCREASE (DECREASE) IN NET ASSETS	103,959,055	59,771,471
NET ASSETS
Beginning of period	600,543,845	540,772,374
End of period	$704,502,900	$600,543,845
Undistributed (over distributed) net investment income	(115,625)	(95,933)

50	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

$459,061	$1,065,045	$3,953,595	$10,194,968	$598,669	$1,195,211
21,137	93,344	46,393	184,328	322,288	646,146
(983,367)	133,261	(45,496)	7,179,644	8,871,986	7,712,581
(503,169)	1,291,650	3,954,492	17,558,940	9,792,943	9,553,938

(462,290)	(1,069,833)	(3,968,166)	(10,216,896)	(1,435)	(1,173,069)
—	(94,554)	—	—	—	—
—	—	—	—	—	—
(462,290)	(1,164,387)	(3,968,166)	(10,216,896)	(1,435)	(1,173,069)

(2,411,196)	9,443,024	57,446,850	44,581,757	4,761,876	1,288,367
—	—	—	—	—	—
(2,411,196)	9,443,024	57,446,850	44,581,757	4,761,876	1,288,367
(3,376,655)	9,570,287	57,433,176	51,923,801	14,553,384	9,669,236

94,129,740	84,559,453	426,481,132	374,557,331	71,513,705	61,844,469
$90,753,085	$94,129,740	$483,914,308	$426,481,132	$86,067,089	$71,513,705
(16,060)	(12,831)	(69,026)	(54,455)	620,418	23,184

Growth Fund		Small-Company Stock Fund		International Value Fund
Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

$(75,316)	$243	$952,869	$3,077,614	$2,950,996	$3,824,335
1,648,599	2,216,195	(621,257)	1,030,085	(982,290)	(3,753,490)
3,970,875	3,643,151	69,257,604	46,077,160	3,259,565	26,147,534
5,544,158	5,859,589	69,589,216	50,184,859	5,228,271	26,218,379

—	(2,732)	—	(3,091,883)	—	(3,774,702)
—	(2,511,235)	—	(927,135)	—	—
—	—	—	—	—	(3,223,967)
—	(2,513,967)	—	(4,019,018)	—	(6,998,669)

3,903,773	6,054,051	124,042,167	153,753,607	6,614,371	5,741,615
106	2,225	9,902	27,777	147	117
3,903,879	6,056,276	124,052,069	153,781,384	6,614,518	5,741,732
9,448,037	9,401,898	193,641,285	199,947,225	11,842,789	24,961,442

41,836,391	32,434,493	390,372,955	190,425,730	169,382,068	144,420,626
$51,284,428	$41,836,391	$584,014,240	$390,372,955	$181,224,857	$169,382,068
(79,992)	(4,676)	926,506	(26,363)	2,873,579	(77,417)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	51

FINANCIAL HIGHLIGHTS: Daily Income Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012		2011		2010		2009		2008
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	0.02
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	—		—		—		—		—		0.02

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	(0.02)
Net realized gain	—		—		—		—		—		—
Total distributions	—		—		—		—		—		(0.02)
Redemption fee (d)	—		—		—		—		—		—
NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
TOTAL RETURN	0.00	%(e,f)	0.01%		0.01%		0.01%		0.31%		2.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$202,787		$208,527		$195,173		$187,089		$191,492		$182,011
Ratio of gross expenses before voluntary expense limitation to average net assets	0.68	%(g)	0.67%		0.68%		0.69%		0.73%		0.69%
Ratio of net investment income to average net assets	0.00	%(a,c,e,g)	0.00	%(a,c,e)	0.01	%(a,c)	0.01	%(a,c)	0.30	%(a,c)	2.08%
Ratio of expenses to average net assets	0.13	%(a,c,g)	0.15	%(a,c)	0.14	%(a,c)	0.24	%(a,c)	0.47	%(a,c)	0.69%

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, 2012, and through the date of this report.
(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

(f)	Aggregate total return for the period.

(g)	Annualized.

52	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009		2008
NET ASSET VALUE, BEGINNING OF PERIOD	$5.28		$5.27	$5.26	$5.25	$5.26		$5.17

Income from investment operations
Net investment income	0.03		0.06	0.09	0.12	0.14	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	(0.06)		0.02	0.01	0.01	—	(b)	0.10
Total from investment operations	(0.03)		0.08	0.10	0.13	0.14		0.26

Distributions
Net investment income	(0.03)		(0.06)	(0.09)	(0.12)	(0.14)		(0.16)
Net realized gain	—		(0.01)	— (b)	— (b)	(0.01)		(0.01)
Total distributions	(0.03)		(0.07)	(0.09)	(0.12)	(0.15)		(0.17)
Redemption fee (c)	—		—	—	—	—		—
NET ASSET VALUE, END OF PERIOD	$5.22		$5.28	$5.27	$5.26	$5.25		$5.26
TOTAL RETURN	-0.65	%(d)	1.50%	2.03%	2.57%	2.85%		5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$90,753		$94,130	$84,559	$76,137	$65,682		$55,354
Ratio of gross expenses before expense limitation to average net assets	0.69	%(e)	0.69%	0.71%	0.75%	0.78%		0.82%
Ratio of net investment income to average net assets	0.99	%(e)	1.19%	1.76%	2.27%	2.73	%(a)	3.06	%(a)
Ratio of expenses to average net assets	0.69	%(e)	0.69%	0.71%	0.75%	0.75	%(a)	0.75	%(a)
Portfolio turnover rate	12%		36%	32%	26%	28%		50%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.

(c)	The Short-Term Government Securities Fund does not charge a redemption fee.
(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	53

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009		2008
NET ASSET VALUE, BEGINNING OF PERIOD	$5.22		$5.12	$5.19	$5.13	$4.72		$5.17

Income from investment operations
Net investment income	0.05		0.13	0.17	0.23	0.33	(a)	0.27	(a)
Net realized and unrealized gain (loss) on investments	0.00		0.10	(0.07)	0.06	0.42		(0.45)
Total from investment operations	0.05		0.23	0.10	0.29	0.75		(0.18)

Distributions
Net investment income	(0.05)		(0.13)	(0.17)	(0.23)	(0.33)		(0.27)
Net realized gain	—		—	—	—	(0.01)		—
Total distributions	(0.05)		(0.13)	(0.17)	(0.23)	(0.34)		(0.27)
Redemption fee (b)	—		—	—	—	—		—
NET ASSET VALUE, END OF PERIOD	$5.22		$5.22	$5.12	$5.19	$5.13		$4.72
TOTAL RETURN	0.89	%(c)	4.58%	1.90%	5.73%	16.38%		(3.52)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$483,914		$426,481	$374,557	$309,006	$246,420		$204,332
Ratio of gross expenses before expense limitation to average net assets	0.75	%(d)	0.76%	0.77%	0.80%	0.83%		0.81%
Ratio of net investment income to average net assets	1.77	%(d)	2.53%	3.22%	4.38%	6.62	%(a)	5.49	%(a)
Ratio of expenses to average net assets	0.75	%(d)	0.76%	0.77%	0.80%	0.80	%(a)	0.80	%(a)
Portfolio turnover rate	21%		44%	31%	38%	52%		56%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The Short-Term Bond Fund does not charge a redemption fee.
(c)	Aggregate total return for the period.

(d)	Annualized.

54	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	$10.57		$9.32	$9.31	$8.24	$6.64	$10.94

Income from investment operations
Net investment income	0.08		0.18	0.14	0.12	0.11	0.17
Net realized and unrealized gain (loss) on investments	1.35		1.25	0.01	1.07	1.60	(4.25)
Total from investment operations	1.43		1.43	0.15	1.19	1.71	(4.08)

Distributions
Net investment income	—	(a)	(0.18)	(0.14)	(0.12)	(0.11)	(0.22)
Net realized gain	—		—	—	—	—	—
Total distributions	—		(0.18)	(0.14)	(0.12)	(0.11)	(0.22)
Redemption fee	—		—	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF PERIOD	$12.00		$10.57	$9.32	$9.31	$8.24	$6.64
TOTAL RETURN	13.53	%(c)	15.30%	1.65%	14.47%	25.83%	(37.41)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$86,067		$71,514	$61,844	$60,624	$51,847	$39,786
Ratio of net investment income to average net assets	1.49	%(d)	1.74%	1.52%	1.45%	1.66%	1.82%
Ratio of expenses to average net assets	0.59	%(d)	0.60%	0.61%	0.62%	0.75%	0.59%
Portfolio turnover rate (b)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	Less than $0.01 per share.
(b)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.
(c)	Aggregate total return for the period.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	55

FINANCIAL HIGHLIGHTS: Value Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	$34.09		$30.71	$30.70	$27.52	$22.03	$35.48

Income from investment operations
Net investment income	0.38		0.71	0.50	0.38	0.40	0.59
Net realized and unrealized gain (loss) on investments	5.84		3.38	— (a)	3.18	5.49	(13.45)
Total from investment operations	6.22		4.09	0.50	3.56	5.89	(12.86)

Distributions
Net investment income	(0.38)		(0.71)	(0.49)	(0.38)	(0.40)	(0.59)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.38)		(0.71)	(0.49)	(0.38)	(0.40)	(0.59)
Redemption fee	—	(a)	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF PERIOD	$39.93		$34.09	$30.71	$30.70	$27.52	$22.03
TOTAL RETURN	18.23	%(b)	13.38%	1.60%	13.05%	26.98%	(36.43)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$704,503		$600,544	$540,772	$547,616	$497,076	$422,740
Ratio of net investment income to average net assets	1.95	%(c)	2.13%	1.59%	1.32%	1.71%	1.96%
Ratio of expenses to average net assets	0.67	%(c)	0.68%	0.70%	0.73%	0.80%	0.70%
Portfolio turnover rate	1%		2%	6%	4%	3%	6%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.

56	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Growth Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012		2011		2010		2009		2008
NET ASSET VALUE, BEGINNING OF PERIOD	$5.71		$5.17		$5.80		$5.02		$3.31		$5.87

Income from investment operations
Net investment loss	(0.01)		—	(a)	(0.01)		(0.01)		—	(a)	(0.03)
Net realized and unrealized gain (loss) on investments	0.74		0.91		(0.11)		0.79		1.71		(2.37)
Total from investment operations	0.73		0.91		(0.12)		0.78		1.71		(2.40)

Distributions
Net investment income	—		—	(a)	—		—		—		—
Net realized gain	—		(0.37)		(0.51)		—		—		(0.16)
Total distributions	—		(0.37)		(0.51)		—		—		(0.16)
Redemption fee	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
NET ASSET VALUE, END OF PERIOD	$6.44		$5.71		$5.17		$5.80		$5.02		$3.31
TOTAL RETURN	12.78	%(b)	17.57%		(2.09)%		15.54%		51.66%		(40.93)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$51,284		$41,836		$32,434		$29,051		$19,059		$6,707
Ratio of gross expenses before expense limitation to average net assets	1.08	%(c)	1.11%		1.14%		1.23%		1.74%		1.30%
Ratio of net investment income (loss) to average net assets	(0.32	)%(c,d)	0.00	%(d)	(0.19	)%(d)	(0.17	)%(d)	(0.09	)%(d)	(0.61	)%(d)
Ratio of expenses to average net assets	0.95	%(c,d)	0.95	%(d)	0.95	%(d)	0.95	%(d)	0.95	%(d)	0.93	%(d)
Expense ratio of underlying exchange traded fund	N/A		N/A		N/A		N/A		N/A		0.18	%(e)
Effective expense ratio	0.95	%(c,d)	0.95	%(d)	0.95	%(d)	0.95	%(d)	0.95	%(d)	1.11	%(d)
Portfolio turnover rate	24%		51%		67%		67%		66%		96	%(f)

(a)	Less than $0.01 per share.

(b)	Aggregate total return for the period.

(c)	Annualized.

(d)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the expense limitation agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008 the expense limitation agreement was revised from 0.75% to 0.95%.
(e)	On December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund changed its name, investment strategies and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(f)	The 2008 portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Index Tracking Stock Fund sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities with a new investment strategy and objective.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	57

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	27.10		$22.89	$22.79	$17.04	$11.81	$18.16

Income from investment operations
Net investment income (loss)	0.05		0.22	0.03	0.03	0.10	0.11
Net realized and unrealized gain (loss) on investments	4.23		4.27	0.10	5.75	5.23	(6.35)
Total from investment operations	4.28		4.49	0.13	5.78	5.33	(6.24)

Distributions
Net investment income	—		(0.22)	(0.03)	(0.03)	(0.10)	(0.11)
Net realized gain	—		(0.06)	—	—	—	—
Total distributions	—		(0.28)	(0.03)	(0.03)	(0.10)	(0.11)
Redemption fee	—	(a)	— (a)	— (a)	— (a)	— (a)	— (a)
NET ASSET VALUE, END OF PERIOD	31.38		27.10	$22.89	$22.79	$17.04	$11.81
TOTAL RETURN	15.79	%(b)	19.63%	0.58%	33.94%	45.10%	(34.33)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$584,014		$390,373	$190,426	$114,159	$65,833	$45,041
Ratio of net investment income (loss) to average net assets	0.38	%(c)	1.05%	0.17%	0.20%	0.71%	0.73%
Ratio of expenses to average net assets	0.97	%(c)	1.00%	1.06%	1.17%	1.23%	1.25%
Portfolio turnover rate	0	%(d)	1%	2%	4%	9%	26%

(a)	Less than $0.01 per share.
(b)	Aggregate total return for the period.
(c)	Annualized.
(d)	Less than 1%.

58	Financial Highlights	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Value Fund

For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013,		Year Ended December 31,
	(Unaudited)		2012	2011		2010		2009		2008
NET ASSET VALUE, BEGINNING OF PERIOD	$6.70		$5.96	$7.57		$7.27		$5.90		$9.84

Income from investment operations
Net investment income	0.11		0.16	0.16	(a)	0.14	(a)	0.18	(a)	0.23	(a)
Net realized and unrealized gain (loss) on investments	0.10		0.87	(1.40)		0.27		1.35		(3.68)
Total from investment operations	0.21		1.03	(1.24)		0.41		1.53		(3.45)

Distributions
Net investment income	—		(0.16)	(0.27	)(e)	(0.11)		(0.13	)(e)	(0.24	)(e)
Net realized gain	—		—	—		—		—		(0.08	)(e)
Return of Capital	—		(0.13)	(0.10	)(e)	—		(0.03	)(e)	(0.17	)(e)
Total distributions	—		(0.29)	(0.37)		(0.11)		(0.16)		(0.49)
Redemption fee	—	(b)	— (b)	—	(b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, END OF PERIOD	$6.91		$6.70	$5.96		$7.57		$7.27		$5.90
TOTAL RETURN	3.13	%(c)	17.41%	(16.55)%		5.73%		25.93%		(35.43)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)	$181,225		$169,382	$144,421		$135,455		$122,920		$92,716
Ratio of gross expenses before voluntary expense limitation to average net assets	0.99	%(d)	0.99%	1.00%		1.02%		1.06%		1.01%
Ratio of net investment income to average net assets	3.31	%(d)	2.47%	2.44	%(a)	2.08	%(a)	2.23	%(a)	2.73	%(a)
Ratio of expenses to average net assets	0.99	%(d)	0.99%	0.99	%(a)	0.99	%(a)	0.99	%(a)	0.98	%(a)
Portfolio turnover rate	8%		23%	34%		44%		47%		25%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.
(e)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share or net realized gain on investments per share. Previously reported amounts were distributions from net investment income per share of $0.37, $0.16, and $0.37 in 2011, 2009, and 2008 respectively and distributions from net realized gain of investments per share of $0.12 in 2008. These revisions did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	59

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“the Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2013, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Stock Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2013, the Stock Index Fund’s investment constituted 1.85% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (NYSE) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by the Funds’ Advisers, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ sub-advisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the sub-advisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Generally Accepted Accounting Principles (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1 – quoted prices in active markets for identical investments;
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category as follows:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, are categorized as Level 3, absent corroborating market data to support the valuation.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Short-term fixed income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

60	Notes to Financial Statements

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a securities fair valuation, the security will be fair valued as determined in good faith by the Adviser based on the Valuation Procedures. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes the Fund’s investments, based on the inputs used to determine their values on June 30, 2013 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2013 are included in the Appendix.

	Level 1	Level 2	Level 3	Total

Daily Income Fund
Commercial Paper	$—	$151,414,735	$—	$151,414,735
U.S. Government Obligations	$—	$31,117,360	$—	$31,117,360
Corporate Bonds	$—	$2,827,735	$—	$2,827,735
Cash Equivalents	$14,938,091	$—	$—	$14,938,091
	$14,938,091	$185,359,830	$—	$200,297,921

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$59,328,971	$—	$59,328,971
Corporate Bonds	$—	$11,019,896	$—	$11,019,896
Commercial Paper	$—	$10,999,964	$—	$10,999,964
Municipal Bonds	$—	$5,057,651	$—	$5,057,651
Mortgage Backed Securities	$—	$3,450,728	$—	$3,450,728
Asset Backed Securities	$—	$594,593	$—	$594,593
Cash Equivalents	$174,780	$—	$—	$174,780
	$174,780	$90,451,803	$—	$90,626,583

	Level 1	Level 2	Level 3	Total

Short-Term Bond Fund
Commercial Paper	$—	$95,992,131	$—	$95,992,131
Corporate Bonds	$—	$94,307,962	$—	$94,307,962
Municipal Bonds	$—	$92,551,536	$—	$92,551,536
Asset Backed Securities	$—	$78,360,617	$2,248,843	$80,609,460
Yankee Bonds	$—	$66,026,542	$—	$66,026,542
Mortgage Backed Securities	$—	$27,707,126	$807,245	$28,514,371
U.S. Government Obligations	$—	$24,728,485	$—	$24,728,485
Cash Equivalents	$104,747	$—	$—	$104,747
	$104,747	$479,674,399	$3,056,088	$482,835,234

Value Fund
Common Stocks	$687,772,351	$—	$—	$687,772,351
Cash Equivalents	$16,116,649	$—	$—	$16,116,649
	$703,889,000	$—	$—	$703,889,000

Growth Fund
Common Stocks	$50,738,269	$—	$—	$50,738,269
Cash Equivalents	$615,542	$—	$—	$615,542
	$51,353,811	$—	$—	$51,353,811

Small-Company Stock Fund
Common Stocks	$492,261,524	$—	$—	$492,261,524
Exchange Traded Funds	$56,513,090	$—	$—	$56,513,090
Cash Equivalents	$28,306,430	$—	$—	$28,306,430
	$577,081,044	$—	$—	$577,081,044

International Value Fund
Common Stocks
Foreign Equities	$—	$158,260,488	$—	$158,260,488
Foreign Equities - not fair valued	$4,118,400	$—	$—	$4,118,400
American Depository Receipts	$9,134,083	$—	$—	$9,134,083
Cash Equivalents	$7,612,627	$—	$—	$7,612,627
	$20,865,110	$158,260,488	$—	$179,125,598

Short Term Bond Fund — Level 3	Asset Backed Securities	Mortgage Backed Securities	U.S. Government Obligations	Total
Balance as of December 31, 2012	$2,339,375	$—	$1,126,335	$3,465,710
Net purchase/(sale) at cost	(981,234)	—	—	(981,234)
Realized gain/(loss)	29,667	—	—	29,667
Change in unrealized appreciation/(depreciation)	2,965	—	8,168	11,133
Accretion/(amortization)	2,993	—	14,226	17,219
Transfer into Level 3	2,248,843	807,245	—	3,056,088
Transfer out of Level 3	(1,393,766)	—	(1,148,729)	(2,542,495)
Balance as of June 30, 2013	$2,248,843	$807,245	$—	$3,056,088

Transfers from Level 2 to Level 3 are due to a decrease in observable market activity, while transfers from Level 3 to Level 2 are due to an increase in observable market activity. There were no transfers between Level 1 and Level 2. Transfers are recognized at the end of each reporting period.

At June 30, 2013, the Fund held securities with a fair value of $3,056,088 classified as Level 3 in the fair value hierarchy. Securities with a market value of $2,556,633 were priced by brokers and observable inputs were not available. Asset-backed securities valued at $499,455 were valued by the Adviser using a discounted cash flow model. The unobservable input is the Adviser’s assumptions applied to the cash flow model to discount for the potential that the principal payment stream of the bond extends beyond the current model’s

Notes to Financial Statements	61

assumption. The yield spread is modeled at 750 to account for the uncertainty of the potential outcome. A significant or reasonable increase or decrease in the potential that the principal payment stream of the bond varies beyond the current model’s assumption could result in a significant increase or decrease in the fair value measurement.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Revisions: The tax character of certain distributions from the International Value Fund for the fiscal years 2011, 2009 and 2008 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital for each of the years noted. For 2011 and 2009, distributions from return of capital increased and distributions from net investment income decreased by $2,295,839 and $493,496, respectively. For 2008, distributions from return of capital increased by $2,484,005, distributions from net realized gain on investments decreased by $520,401 and distributions from net investment income decreased by $1,963,604. These revisions impacted the Statements of Changes in Net Assets, Financial Highlights and Note 3 of the Financial Statements. These revisions did not impact net assets, total distributions or total return. Management does not believe these revisions are material to the financial statements for any period.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Income dividends for Value Fund are declared and paid semi-annually. Income dividends for the Stock Index, Growth, Small-Company Stock and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, June 30, 2013, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred compensation payable and REIT transactions.

At June 30, 2013, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$200,297,921	$—	$—	$—
Short-Term Government Securities Fund	$90,030,644	$952,626	$(356,687)	$595,939
Short-Term Bond Fund	$479,907,670	$7,715,693	$(4,788,129)	$2,927,564
Value Fund	$437,468,554	$284,547,647	$(18,127,201)	$266,420,446
Growth Fund	$42,025,067	$10,181,145	$(852,401)	$9,328,744
Small-Company Stock Fund	$425,225,828	$155,984,571	$(4,129,355)	$151,855,216
International Value Fund	$173,892,916	$20,242,159	$(15,009,477)	$5,232,682

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

62	Notes to Financial Statements

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2013, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	6,208,587	3,658,396
Short-Term Bond Fund	96,883,016	73,834,577
Value Fund	4,569,209	11,190,165
Growth Fund	15,216,019	10,930,882
Small-Company Stock Fund	118,265,570	2,200,117
International Value Fund	14,774,921	13,650,185

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2013, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	3,039,380	6,500,541
Short-Term Bond Fund	11,789,063	2,055,034

For information related to investment transactions for the Master Portfolio, please refer to the Appendix of this report.

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the Subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the Subadvisor for the International Value Fund. The Subadvisors select, buy, and sell securities under the oversight of RE Advisers and the Board of Directors. RE Advisers pays the Subadvisors from the fees it receives from the Funds.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Adviser agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued throughout 2010, 2011, 2012 and through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the six months ended June 30, 2013, amounted to $513,309 for Daily Income Fund and $30,335 for Growth Fund. Additionally, RE Advisers paid the Daily Income Fund, $49,489 during the period, for expense reimbursements.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, a fee will not be imposed on the redemption of the shares of any Fund.

Under a Deferred Compensation Plan (the “Plan”), independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by the Board of Directors. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

The Funds’ shares are sold through channels including broker-dealer intermediaries that may establish a single, omnibus account with the beneficial owners being individual accounts within the broker-dealer intermediary. As of June 30, 2013, there are three such accounts in the Small-Company Stock Fund accounting for 22%, 14% and 11% of the outstanding shares. Additionally, 73% of the outstanding shares of the International Value Fund are held in a retirement plan account for the benefit of their participants.

Notes to Financial Statements	63

6. CAPITAL SHARE TRANSACTIONS

As of June 30, 2013, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2013

In Dollars

Daily Income Fund	$63,911,066	$9,909	$63,920,975	$(69,655,068)	$(5,734,093)
Short-Term Government Securities Fund	$9,919,698	$447,109	$10,366,807	$(12,778,003)	$(2,411,196)
Short-Term Bond Fund	$95,118,179	$3,864,339	$98,982,518	$(41,535,668)	$57,446,850
Stock Index Fund	$10,900,150	$1,687	$10,901,837	$(6,139,961)	$4,761,876
Value Fund	$50,324,448	$6,192,291	$56,516,739	$(55,114,427)	$1,402,312
Growth Fund	$9,456,278	$—	$9,456,278	$(5,552,505)	$3,903,773
Small-Company Stock Fund	$167,647,246	$—	$167,647,246	$(43,605,079)	$124,042,167
International Value Fund	$17,898,179	$—	$17,898,179	$(11,283,808)	$6,614,371

In Shares

Daily Income Fund	63,911,066	9,909	63,920,975	(69,655,068)	(5,734,093)
Short-Term Government Securities Fund	1,885,041	85,030	1,970,071	(2,430,092)	(460,021)
Short-Term Bond Fund	18,136,346	737,049	18,873,395	(7,924,292)	10,949,103
Stock Index Fund	936,419	143	936,562	(529,115)	407,447
Value Fund	1,300,072	155,078	1,455,150	(1,430,545)	24,605
Growth Fund	1,528,826	—	1,528,826	(902,105)	626,721
Small-Company Stock Fund	5,668,095	—	5,668,095	(1,464,195)	4,203,900
International Value Fund	2,565,029	—	2,565,029	(1,603,141)	961,888

Year Ended December 31, 2012

In Dollars

Daily Income Fund	$115,149,422	$19,655	$115,169,077	$(101,803,897)	$13,365,180
Short-Term Government Securities Fund	$24,267,697	$1,130,656	$25,398,353	$(15,955,329)	$9,443,024
Short-Term Bond Fund	$107,305,483	$9,932,205	$117,237,688	$(72,655,931)	$44,581,757
Stock Index Fund	$10,044,306	$1,167,828	$11,212,134	$(9,923,767)	$1,288,367
Value Fund	$77,570,759	$11,883,046	$89,453,805	$(89,243,295)	$210,510
Growth Fund	$15,535,165	$2,505,652	$18,040,817	$(11,986,766)	$6,054,051
Small-Company Stock Fund	$215,404,441	$3,546,846	$218,951,287	$(65,197,680)	$153,753,607
International Value Fund	$33,032,382	$6,965,182	$39,997,564	$(34,255,949)	$5,741,615

In Shares

Daily Income Fund	115,149,422	19,655	115,169,077	(101,803,897)	13,365,180
Short-Term Government Securities Fund	4,601,465	214,244	4,815,709	(3,024,456)	1,791,253
Short-Term Bond Fund	20,706,257	1,916,154	22,622,411	(14,022,677)	8,599,734
Stock Index Fund	977,397	110,516	1,087,913	(962,047)	125,866
Value Fund	2,348,226	356,365	2,704,591	(2,694,873)	9,718
Growth Fund	2,664,126	438,803	3,102,929	(2,048,175)	1,054,754
Small-Company Stock Fund	8,513,982	130,881	8,644,863	(2,557,606)	6,087,257
International Value Fund	5,266,567	1,064,954	6,331,521	(5,265,214)	1,066,307

64	Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman of the Board

Peter R. Morris, Director, President and Chief Executive Officer

Douglas W. Johnson, Director and Chairman of the Audit Committee

Kenneth R. Meyer, Director and Chairman of the Compensation Committee

Anthony M. Marinello, Director

Sheldon C. Petersen, Director

Mark Rose, Director

Peter J. Tonetti, Director

Anthony C. Williams, Director

Cynthia L. Dove, Vice President and Chief Operations Officer

Amy M. DiMauro, Treasurer

Danielle C. Sieverling, Chief Compliance Officer

Kelly Bowers Whetstone, Secretary

Directors and Officers	65

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio

June 30, 2013 (Unaudited)

COMMON STOCKS	Shares	Value
(99.2% of net assets)

Aerospace & Defense—2.5%
The Boeing Co.	220,395	$22,577,264
General Dynamics Corp.	107,160	8,393,843
Honeywell International, Inc.	253,955	20,148,790
L-3 Communications Holdings, Inc.	29,048	2,490,575
Lockheed Martin Corp.	85,838	9,309,989
Northrop Grumman Corp.	75,907	6,285,100
Precision Castparts Corp.	47,233	10,675,130
Raytheon Co.	104,765	6,927,062
Rockwell Collins, Inc.	43,792	2,776,851
Textron, Inc.	89,685	2,336,294
United Technologies Corp.	272,990	25,371,691
Total Aerospace & Defense		117,292,589
Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.	51,864	2,920,462
Expeditors International of Washington, Inc.	66,689	2,534,849
FedEx Corp.	95,118	9,376,732
United Parcel Service, Inc., Class B	229,334	19,832,804
Total Air Freight & Logistics		34,664,847
Airlines—0.1%
Southwest Airlines Co.	233,142	3,005,200
Total Airlines		3,005,200
Auto Components—0.4%
BorgWarner, Inc. (a)	37,299	3,213,309
Delphi Automotive Plc	93,851	4,757,307
The Goodyear Tire & Rubber Co. (a)	79,128	1,209,867
Johnson Controls, Inc.	221,100	7,913,169
Total Auto Components		17,093,652
Automobiles—0.7%
Ford Motor Co.	1,268,897	19,629,837
General Motors Co. (a)(b)	248,480	8,276,869
Harley-Davidson, Inc.	72,347	3,966,062
Total Automobiles		31,872,768
Beverages—2.4%
Beam, Inc.	51,931	3,277,365
Brown-Forman Corp., Class B	48,954	3,306,843
The Coca-Cola Co.	1,236,305	49,588,194
Coca-Cola Enterprises, Inc.	83,148	2,923,484
Constellation Brands, Inc., Class A (a)	49,742	2,592,553
Dr. Pepper Snapple Group, Inc.	65,864	3,025,133
Molson Coors Brewing Co., Class B	50,689	2,425,975
Monster Beverage Corp. (a)	46,605	2,832,186
PepsiCo, Inc.	499,145	40,825,070
Total Beverages		110,796,803
Biotechnology—2.0%
Alexion Pharmaceuticals, Inc. (a)	62,989	5,810,105
Amgen, Inc.	242,074	23,883,021
Biogen Idec, Inc. (a)	76,619	16,488,409
Celgene Corp. (a)	134,638	15,740,529

COMMON STOCKS	Shares	Value

Gilead Sciences, Inc. (a)(b)	492,348	$25,213,141
Regeneron Pharmaceuticals, Inc. (a)	24,655	5,544,416
Total Biotechnology		92,679,621
Building Products—0.0%
Masco Corp.	115,188	2,245,014
Total Building Products		2,245,014
Capital Markets—2.1%
Ameriprise Financial, Inc.	65,049	5,261,163
The Bank of New York Mellon Corp.	374,638	10,508,596
BlackRock, Inc. (c)	40,296	10,350,027
The Charles Schwab Corp.	355,305	7,543,125
E*Trade Financial Corp. (a)	92,583	1,172,101
Franklin Resources, Inc.	44,607	6,067,444
The Goldman Sachs Group, Inc.	139,115	21,041,144
Invesco Ltd.	143,521	4,563,968
Legg Mason, Inc.	35,987	1,115,957
Morgan Stanley	442,874	10,819,412
Northern Trust Corp.	70,271	4,068,691
State Street Corp.	147,209	9,599,499
T. Rowe Price Group, Inc.	83,708	6,123,240
Total Capital Markets		98,234,367
Chemicals—2.4%
Air Products & Chemicals, Inc.	67,244	6,157,533
Airgas, Inc.	21,273	2,030,721
CF Industries Holdings, Inc.	19,137	3,281,996
The Dow Chemical Co.	390,426	12,560,004
E.I. du Pont de Nemours & Co.	297,105	15,598,012
Eastman Chemical Co.	50,036	3,503,020
Ecolab, Inc.	85,991	7,325,573
FMC Corp.	43,940	2,682,976
International Flavors & Fragrances, Inc.	26,288	1,975,806
LyondellBasell Industries NV, Class A	122,601	8,123,542
Monsanto Co.	172,311	17,024,327
The Mosaic Co.	89,325	4,806,578
PPG Industries, Inc.	46,043	6,741,156
Praxair, Inc.	95,461	10,993,289
The Sherwin-Williams Co.	27,636	4,880,518
Sigma-Aldrich Corp.	38,849	3,121,906
Total Chemicals		110,806,957
Commercial Banks—2.9%
BB&T Corp.	226,489	7,673,447
Comerica, Inc.	60,245	2,399,558
Fifth Third Bancorp	282,314	5,095,768
Huntington Bancshares, Inc.	270,499	2,131,532
KeyCorp	297,027	3,279,178
M&T Bank Corp.	39,559	4,420,718
The PNC Financial Services Group, Inc. (c)	170,885	12,460,934
Regions Financial Corp.	456,204	4,347,624
SunTrust Banks, Inc.	173,963	5,492,012
US Bancorp	597,020	21,582,273
Wells Fargo & Co.	1,589,877	65,614,224
Zions Bancorporation	59,322	1,713,220
Total Commercial Banks		136,210,488

66	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2013 (Unaudited)

	Shares	Value
(Common Stocks continued)

Commercial Services & Supplies—0.5%
The ADT Corp.	70,620	$2,814,207
Avery Dennison Corp.	32,105	1,372,810
Cintas Corp.	33,615	1,530,827
Iron Mountain, Inc.	54,157	1,441,118
Pitney Bowes, Inc.	64,860	952,145
Republic Services, Inc.	95,748	3,249,687
Stericycle, Inc. (a)(b)	27,849	3,075,365
Tyco International Ltd.	149,769	4,934,888
Waste Management, Inc.	141,700	5,714,761
Total Commercial Services & Supplies		25,085,808
Communications Equipment—1.9%
Cisco Systems, Inc.	1,725,022	41,935,285
F5 Networks, Inc. (a)(b)	25,434	1,749,859
Harris Corp.	35,371	1,742,022
JDS Uniphase Corp. (a)(b)	76,347	1,097,870
Juniper Networks, Inc. (a)(b)	163,408	3,155,408
Motorola Solutions, Inc.	87,685	5,062,055
QUALCOMM, Inc.	557,703	34,064,499
Total Communications Equipment		88,806,998
Computers & Peripherals—3.8%
Apple, Inc.	302,974	120,001,942
Dell, Inc.	473,726	6,324,242
EMC Corp.	678,100	16,016,722
Hewlett-Packard Co.	622,491	15,437,777
NetApp, Inc. (a)	116,341	4,395,363
SanDisk Corp. (a)	78,541	4,798,855
Seagate Technology Plc	103,001	4,617,535
Western Digital Corp.	68,669	4,263,658
Total Computers & Peripherals		175,856,094
Construction & Engineering—0.2%
Fluor Corp.	52,571	3,117,986
Jacobs Engineering Group, Inc. (a)	42,218	2,327,478
Quanta Services, Inc. (a)	68,675	1,817,141
Total Construction & Engineering		7,262,605
Construction Materials—0.0%
Vulcan Materials Co.	41,945	2,030,557
Total Construction Materials		2,030,557
Consumer Finance—1.0%
American Express Co.	308,515	23,064,581
Capital One Financial Corp.	188,554	11,843,077
Discover Financial Services	158,298	7,541,317
SLM Corp.	143,382	3,277,712
Total Consumer Finance		45,726,687
Containers & Packaging—0.1%
Ball Corp.	48,010	1,994,335
Bemis Co.	33,268	1,302,110
Owens-Illinois, Inc. (a)	53,095	1,475,510
Sealed Air Corp.	63,212	1,513,927
Total Containers & Packaging		6,285,882
Distributors—0.1%
Genuine Parts Co.	50,019	3,904,983
Total Distributors		3,904,983

	Shares	Value

Diversified Consumer Services—0.1%
H&R Block, Inc.	87,898	$2,439,170
Total Diversified Consumer Services		2,439,170
Diversified Financial Services—3.8%
Bank of America Corp.	3,479,646	44,748,248
Citigroup, Inc.	982,169	47,114,647
CME Group, Inc.	99,150	7,533,417
IntercontinentalExchange, Inc. (a)(b)	23,489	4,175,405
JPMorgan Chase & Co.	1,219,988	64,403,166
Leucadia National Corp.	95,233	2,497,009
Moody’s Corp.	62,594	3,813,852
The NASDAQ OMX Group, Inc.	38,043	1,247,430
NYSE Euronext	78,434	3,247,168
Total Diversified Financial Services		178,780,342
Diversified Telecommunication Services—2.5%
AT&T, Inc.	1,736,534	61,473,304
CenturyLink, Inc.	196,586	6,949,315
Frontier Communications Corp.	321,531	1,302,200
Verizon Communications, Inc.	923,499	46,488,940
Windstream Corp.	191,329	1,475,146
Total Diversified Telecommunication Services		117,688,905
Electric Utilities—1.9%
American Electric Power Co., Inc.	156,883	7,025,221
Duke Energy Corp.	227,795	15,376,163
Edison International	105,164	5,064,698
Entergy Corp.	57,514	4,007,576
Exelon Corp.	276,247	8,530,507
FirstEnergy Corp.	134,990	5,040,527
NextEra Energy, Inc.	137,063	11,167,893
Northeast Utilities, Inc.	101,552	4,267,215
Pepco Holdings, Inc.	80,236	1,617,558
Pinnacle West Capital Corp.	35,488	1,968,519
PPL Corp.	191,193	5,785,500
The Southern Co.	280,941	12,397,926
Xcel Energy, Inc.	160,497	4,548,485
Total Electric Utilities		86,797,788
Electrical Equipment—0.6%
Eaton Corp. Plc	152,705	10,049,516
Emerson Electric Co.	232,032	12,655,025
Rockwell Automation, Inc.	45,078	3,747,785
Roper Industries, Inc.	31,961	3,970,196
Total Electrical Equipment		30,422,522
Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	51,587	4,020,691
Corning, Inc.	476,123	6,775,230
Flir Systems, Inc.	45,798	1,235,172
Jabil Circuit, Inc.	59,521	1,213,038
Molex, Inc.	44,738	1,312,613
TE Connectivity Ltd.	134,090	6,106,459
Total Electronic Equipment, Instruments & Components		20,663,203

The accompanying notes are an integral part of these financial statements.	Appendix	67

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2013 (Unaudited)

	Shares	Value
(Common Stocks continued)

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	142,611	$6,578,645
Cameron International Corp. (a)	80,063	4,896,653
Diamond Offshore Drilling, Inc.	22,449	1,544,267
Ensco Plc, Class A	75,196	4,370,392
FMC Technologies, Inc. (a)	76,552	4,262,415
Halliburton Co.	300,839	12,551,003
Helmerich & Payne, Inc.	34,348	2,145,033
Nabors Industries Ltd. (b)	95,096	1,455,920
National Oilwell Varco, Inc.	137,916	9,502,412
Noble Corp.	81,751	3,072,203
Rowan Cos. Plc, Class A (a)(b)	40,019	1,363,447
Schlumberger Ltd.	429,114	30,750,309
Total Energy Equipment & Services		82,492,699
Food & Staples Retailing—2.4%
Costco Wholesale Corp.	140,951	15,584,952
CVS Caremark Corp.	395,205	22,597,822
The Kroger Co.	167,864	5,798,022
Safeway, Inc.	77,821	1,841,245
Sysco Corp.	191,563	6,543,792
Wal-Mart Stores, Inc.	528,816	39,391,504
Walgreen Co.	278,301	12,300,904
Whole Foods Market, Inc.	111,335	5,731,526
Total Food & Staples Retailing		109,789,767
Food Products—1.7%
Archer-Daniels-Midland Co.	212,719	7,213,301
Campbell Soup Co.	57,603	2,580,039
ConAgra Foods, Inc.	134,535	4,699,308
General Mills, Inc.	208,081	10,098,171
The Hershey Co.	48,404	4,321,509
Hormel Foods Corp.	43,597	1,681,972
The J.M. Smucker Co.	34,620	3,571,053
Kellogg Co.	81,909	5,261,015
Kraft Foods Group, Inc.	191,881	10,720,392
McCormick & Co., Inc.	42,576	2,995,647
Mead Johnson Nutrition Co.	65,354	5,177,998
Mondelez International, Inc., Class A	575,978	16,432,652
Tyson Foods, Inc., Class A	91,627	2,352,981
Total Food Products		77,106,038
Gas Utilities—0.1%
AGL Resources, Inc.	38,146	1,634,938
ONEOK, Inc.	66,526	2,748,189
Total Gas Utilities		4,383,127
Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	174,929	12,117,332
Becton Dickinson & Co.	62,699	6,196,542
Boston Scientific Corp. (a)	435,457	4,036,686
C.R. Bard, Inc.	24,160	2,625,709
CareFusion Corp. (a)	70,950	2,614,507
Covidien Plc	151,858	9,542,757
DENTSPLY International, Inc.	46,248	1,894,318
Edwards Lifesciences Corp. (a)	36,462	2,450,246
Intuitive Surgical, Inc. (a)	12,963	6,566,797
Medtronic, Inc.	326,442	16,801,970
St. Jude Medical, Inc.	91,463	4,173,457

	Shares	Value

Stryker Corp.	92,741	$5,998,488
Varian Medical Systems, Inc. (a)(b)	34,998	2,360,615
Zimmer Holdings, Inc.	54,344	4,072,539
Total Health Care Equipment & Supplies		81,451,963
Health Care Providers & Services—2.0%
Aetna, Inc.	122,089	7,757,535
AmerisourceBergen Corp.	74,531	4,161,066
Cardinal Health, Inc.	110,332	5,207,670
Cigna Corp.	92,079	6,674,807
DaVita HealthCare Partners, Inc. (a)(b)	27,320	3,300,256
Express Scripts Holding Co. (a)(b)	263,468	16,253,341
Humana, Inc.	50,838	4,289,710
Laboratory Corp. of America Holdings (a)(b)	30,031	3,006,103
McKesson Corp.	73,145	8,375,103
Patterson Cos., Inc.	26,945	1,013,132
Quest Diagnostics, Inc.	51,031	3,094,010
Tenet Healthcare Corp. (a)	33,408	1,540,109
UnitedHealth Group, Inc.	329,234	21,558,242
WellPoint, Inc.	96,950	7,934,388
Total Health Care Providers & Services		94,165,472
Health Care Technology—0.1%
Cerner Corp. (a)(b)	47,135	4,529,202
Total Health Care Technology		4,529,202
Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	143,314	4,914,237
Chipotle Mexican Grill, Inc. (a)	9,978	3,635,484
Darden Restaurants, Inc.	41,900	2,115,112
International Game Technology	84,053	1,404,526
Marriott International, Inc., Class A	77,325	3,121,610
McDonald’s Corp.	323,598	32,036,202
Starbucks Corp.	241,662	15,826,445
Starwood Hotels & Resorts Worldwide, Inc.	62,800	3,968,332
Wyndham Worldwide Corp.	43,857	2,509,936
Wynn Resorts Ltd.	25,756	3,296,768
Yum! Brands, Inc.	145,203	10,068,376
Total Hotels, Restaurants & Leisure		82,897,028
Household Durables—0.3%
D.R. Horton, Inc.	90,494	1,925,712
Garmin Ltd.	35,280	1,275,725
Harman International Industries, Inc.	21,934	1,188,823
Leggett & Platt, Inc.	46,139	1,434,462
Lennar Corp., Class A	53,404	1,924,680
Newell Rubbermaid, Inc.	93,121	2,444,426
PulteGroup, Inc. (a)(b)	110,069	2,088,009
Whirlpool Corp.	25,553	2,922,241
Total Household Durables		15,204,078
Household Products—2.1%
The Clorox Co.	42,498	3,533,284
Colgate-Palmolive Co.	283,002	16,213,184
Kimberly-Clark Corp.	124,141	12,059,057
The Procter & Gamble Co.	884,655	68,109,588
Total Household Products		99,915,113

68	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2013 (Unaudited)

	Shares	Value
(Common Stocks continued)

Independent Power Producers & Energy Traders—0.1%
The AES Corp.	200,001	$2,398,012
NRG Energy, Inc.	104,070	2,778,669
Total Independent Power Producers & Energy Traders		5,176,681
Industrial Conglomerates—2.4%
3M Co.	204,956	22,411,939
Danaher Corp.	187,815	11,888,689
General Electric Co.	3,337,541	77,397,576
Total Industrial Conglomerates		111,698,204
Insurance—4.4%
ACE Ltd.	109,800	9,824,904
Aflac, Inc.	150,487	8,746,304
The Allstate Corp.	151,268	7,279,016
American International Group, Inc. (a)	476,528	21,300,802
Aon Plc	99,779	6,420,779
Assurant, Inc.	24,851	1,265,164
Berkshire Hathaway, Inc., Class B (a)	588,827	65,901,518
The Chubb Corp.	83,655	7,081,396
Cincinnati Financial Corp.	47,436	2,177,312
Genworth Financial, Inc., Class A (a)	159,158	1,815,993
Hartford Financial Services Group, Inc. (a)	147,150	4,549,878
Lincoln National Corp.	86,654	3,160,271
Loews Corp.	99,184	4,403,770
Marsh & McLennan Cos., Inc.	177,670	7,092,586
MetLife, Inc.	353,443	16,173,552
Principal Financial Group, Inc.	89,026	3,334,024
The Progressive Corp.	178,913	4,547,969
Prudential Financial, Inc.	150,413	10,984,661
Torchmark Corp.	29,853	1,944,624
The Travelers Cos., Inc.	121,499	9,710,200
Unum Group	86,159	2,530,490
XL Group Plc	93,510	2,835,223
Total Insurance		203,080,436
Internet & Catalog Retail—1.2%
Amazon.com, Inc. (a)	117,554	32,643,570
Expedia, Inc. (b)	30,087	1,809,733
Netflix, Inc. (a)(b)	18,122	3,825,373
priceline.com, Inc. (a)	16,649	13,770,887
TripAdvisor, Inc. (a)(b)	35,633	2,168,981
Total Internet & Catalog Retail		54,218,544
Internet Software & Services—2.3%
Akamai Technologies, Inc. (a)	57,402	2,442,455
eBay, Inc. (a)	377,005	19,498,698
Google, Inc., Class A (a)	86,740	76,363,294
VeriSign, Inc. (a)(b)	48,657	2,173,022
Yahoo!, Inc. (a)	307,516	7,721,727
Total Internet Software & Services		108,199,196
IT Services—3.6%
Accenture Plc, Class A	209,829	15,099,295
Automatic Data Processing, Inc.	156,618	10,784,715

	Shares	Value

Cognizant Technology Solutions Corp., Class A (a)	97,354	$6,095,334
Computer Sciences Corp.	48,491	2,122,451
Fidelity National Information Services, Inc.	94,609	4,053,050
Fiserv, Inc. (a)(b)	42,991	3,757,843
International Business Machines Corp.	336,419	64,293,035
MasterCard, Inc., Class A	33,746	19,387,077
Paychex, Inc.	104,537	3,817,691
SAIC, Inc.	91,767	1,278,314
Teradata Corp. (a)	52,742	2,649,231
Total System Services, Inc.	51,973	1,272,299
Visa, Inc., Class A	163,585	29,895,159
The Western Union Co.	179,824	3,076,789
Total IT Services		167,582,283
Leisure Equipment & Products—0.1%
Hasbro, Inc.	37,165	1,666,107
Mattel, Inc.	111,486	5,051,431
Total Leisure Equipment & Products		6,717,538
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	111,189	4,754,442
Life Technologies Corp. (a)	55,614	4,115,992
PerkinElmer, Inc.	36,132	1,174,290
Thermo Fisher Scientific, Inc.	115,853	9,804,639
Waters Corp. (a)	27,659	2,767,283
Total Life Sciences Tools & Services		22,616,646
Machinery—1.7%
Caterpillar, Inc.	212,220	17,506,028
Cummins, Inc.	56,957	6,177,556
Deere & Co.	125,252	10,176,725
Dover Corp.	55,228	4,289,007
Flowserve Corp.	46,491	2,510,979
Illinois Tool Works, Inc.	133,732	9,250,242
Ingersoll-Rand Plc	89,722	4,981,365
Joy Global, Inc.	34,299	1,664,530
PACCAR, Inc.	114,172	6,126,470
Pall Corp.	36,013	2,392,344
Parker Hannifin Corp.	48,175	4,595,895
Pentair Ltd., Registered Shares	65,945	3,804,367
Snap-On, Inc.	18,822	1,682,310
Stanley Black & Decker, Inc.	52,263	4,039,930
Xylem, Inc.	59,772	1,610,258
Total Machinery		80,808,006
Media—3.8%
Cablevision Systems Corp., Class A	69,828	1,174,507
CBS Corp., Class B	184,189	9,001,316
Comcast Corp., Class A	850,005	35,598,209
DIRECTV (a)	180,287	11,109,285
Discovery Communications, Inc., Class A (a)(b)	78,973	6,097,505
Gannett Co., Inc.	73,804	1,805,246
The Interpublic Group of Cos., Inc.	138,276	2,011,916
McGraw Hill Financial, Inc.	88,473	4,705,879
Omnicom Group, Inc.	83,465	5,247,444
Scripps Networks Interactive, Class A	27,444	1,832,161

The accompanying notes are an integral part of these financial statements.	Appendix	69

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2013 (Unaudited)

	Shares	Value
(Common Stocks continued)

Time Warner Cable, Inc.	93,916	$10,563,672
Time Warner, Inc.	300,884	17,397,113
Twenty-First Century Fox, Inc.	642,488	20,945,109
Viacom, Inc., Class B	143,998	9,799,064
The Walt Disney Co.	581,325	36,710,674
The Washington Post Co., Class B (b)	1,466	709,207
Total Media		174,708,307
Metals & Mining—0.5%
Alcoa, Inc.	345,175	2,699,269
Allegheny Technologies, Inc.	34,845	916,772
Cliffs Natural Resources, Inc. (b)	49,415	802,994
Freeport-McMoRan Copper & Gold, Inc.	335,109	9,252,359
Newmont Mining Corp.	160,488	4,806,616
Nucor Corp.	102,573	4,443,462
United States Steel Corp. (b)	46,480	814,794
Total Metals & Mining		23,736,266
Multi-Utilities—1.2%
Ameren Corp.	78,317	2,697,238
CenterPoint Energy, Inc.	138,319	3,249,113
CMS Energy Corp.	85,773	2,330,452
Consolidated Edison, Inc.	94,539	5,512,569
Dominion Resources, Inc.	186,460	10,594,657
DTE Energy Co.	56,147	3,762,410
Integrys Energy Group, Inc.	25,541	1,494,915
NiSource, Inc.	100,718	2,884,564
PG&E Corp.	142,723	6,526,723
Public Service Enterprise Group, Inc.	163,314	5,333,835
SCANA Corp.	45,026	2,210,777
Sempra Energy	72,755	5,948,449
TECO Energy, Inc.	66,073	1,135,795
Wisconsin Energy Corp.	73,870	3,027,931
Total Multi-Utilities		56,709,428
Multiline Retail—0.8%
Dollar General Corp. (a)	97,222	4,902,906
Dollar Tree, Inc. (a)	72,249	3,673,139
Family Dollar Stores, Inc.	30,797	1,918,961
JC Penney Co., Inc. (a)(b)	46,219	789,421
Kohl’s Corp.	65,767	3,321,891
Macy’s, Inc.	123,835	5,944,080
Nordstrom, Inc.	48,000	2,877,120
Target Corp.	207,127	14,262,765
Total Multiline Retail		37,690,283
Office Electronics—0.1%
Xerox Corp.	396,337	3,594,777
Total Office Electronics		3,594,777
Oil, Gas & Consumable Fuels—8.7%
Anadarko Petroleum Corp.	161,864	13,908,974
Apache Corp.	126,482	10,602,986
Cabot Oil & Gas Corp.	68,025	4,831,136
Chesapeake Energy Corp.	167,438	3,412,386
Chevron Corp.	625,855	74,063,681
ConocoPhillips	394,645	23,876,022

	Shares	Value

CONSOL Energy, Inc.	73,796	$1,999,872
Denbury Resources, Inc. (a)	120,548	2,087,891
Devon Energy Corp.	121,874	6,322,823
EOG Resources, Inc.	87,821	11,564,269
EQT Corp.	48,557	3,853,969
Exxon Mobil Corp.	1,435,182	129,668,694
Hess Corp.	96,403	6,409,835
Kinder Morgan, Inc.	203,932	7,780,006
Marathon Oil Corp.	228,789	7,911,524
Marathon Petroleum Corp.	104,834	7,449,504
Murphy Oil Corp.	58,560	3,565,718
Newfield Exploration Co. (a)	43,762	1,045,474
Noble Energy, Inc.	115,924	6,960,077
Occidental Petroleum Corp.	260,042	23,203,548
Peabody Energy Corp.	87,142	1,275,759
Phillips 66	199,874	11,774,577
Pioneer Natural Resources Co.	44,085	6,381,304
QEP Resources, Inc.	57,862	1,607,406
Range Resources Corp.	52,636	4,069,816
Southwestern Energy Co. (a)(b)	113,461	4,144,730
Spectra Energy Corp.	216,000	7,443,360
Tesoro Corp.	43,838	2,293,604
Valero Energy Corp.	176,032	6,120,633
The Williams Cos., Inc.	220,357	7,154,992
WPX Energy, Inc. (a)(b)	64,714	1,225,683
Total Oil, Gas & Consumable Fuels		404,010,253
Paper & Forest Products—0.2%
International Paper Co.	143,586	6,362,296
MeadWestvaco Corp.	57,117	1,948,261
Total Paper & Forest Products		8,310,557
Personal Products—0.2%
Avon Products, Inc.	139,796	2,939,910
The Estée Lauder Cos., Inc., Class A	77,620	5,105,067
Total Personal Products		8,044,977
Pharmaceuticals—6.3%
Abbott Laboratories	503,165	17,550,395
AbbVie, Inc.	511,189	21,132,553
Actavis, Inc. (a)	41,234	5,204,556
Allergan, Inc.	95,671	8,059,325
Bristol-Myers Squibb Co.	530,176	23,693,566
Eli Lilly & Co.	319,992	15,718,007
Forest Laboratories, Inc. (a)	75,746	3,105,586
Hospira, Inc. (a)(b)	53,417	2,046,405
Johnson & Johnson	906,640	77,844,110
Merck & Co., Inc.	974,657	45,272,818
Mylan, Inc. (a)(b)	123,008	3,816,938
Perrigo Co.	28,533	3,452,493
Pfizer, Inc.	2,200,617	61,639,282
Zoetis, Inc.	114,149	3,526,063
Total Pharmaceuticals		292,062,097
Professional Services—0.1%
The Dun & Bradstreet Corp.	12,894	1,256,520
Equifax, Inc.	38,930	2,294,145
Robert Half International, Inc.	45,094	1,498,474
Total Professional Services		5,049,139

70	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2013 (Unaudited)

	Shares	Value
(Common Stocks continued)

Real Estate Investment Trusts (REITs)—2.1%
American Tower Corp.	127,653	$9,340,370
Apartment Investment & Management Co., Class A	47,143	1,416,176
AvalonBay Communities, Inc. (b)	39,256	5,296,027
Boston Properties, Inc. (b)	48,979	5,165,815
Equity Residential (b)	103,462	6,007,004
HCP, Inc.	146,697	6,665,912
Health Care REIT, Inc. (b)	91,808	6,153,890
Host Hotels & Resorts, Inc. (b)	240,379	4,055,194
Kimco Realty Corp. (b)	131,936	2,827,388
The Macerich Co. (b)	44,381	2,705,910
Plum Creek Timber Co., Inc.	52,561	2,453,022
ProLogis, Inc.	160,814	6,065,904
Public Storage	46,597	7,144,718
Simon Property Group, Inc.	100,332	15,844,429
Ventas, Inc. (b)	94,627	6,572,791
Vornado Realty Trust	54,908	4,549,128
Weyerhaeuser Co.	186,170	5,303,983
Total Real Estate Investment Trusts (REITs)		97,567,661
Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A (a)	97,966	2,288,486
Total Real Estate Management & Development		2,288,486
Road & Rail—0.9%
CSX Corp.	329,864	7,649,546
Kansas City Southern	35,565	3,768,467
Norfolk Southern Corp.	101,703	7,388,723
Ryder System, Inc.	16,759	1,018,780
Union Pacific Corp.	150,666	23,244,751
Total Road & Rail		43,070,267
Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices , Inc. (a)(b)	196,025	799,782
Altera Corp.	103,333	3,408,956
Analog Devices, Inc.	99,468	4,482,028
Applied Materials, Inc.	387,847	5,782,799
Broadcom Corp., Class A	169,560	5,724,345
First Solar, Inc. (a)(b)	21,446	959,279
Intel Corp.	1,604,518	38,861,426
KLA-Tencor Corp.	53,504	2,981,778
Lam Research Corp. (a)	52,521	2,328,781
Linear Technology Corp.	75,289	2,773,647
LSI Corp. (a)	177,069	1,264,273
Microchip Technology, Inc.	63,632	2,370,292
Micron Technology, Inc. (a)	332,493	4,764,625
NVIDIA Corp.	186,537	2,617,114
Teradyne, Inc. (a)(b)	61,590	1,082,136
Texas Instruments, Inc.	358,008	12,483,739
Xilinx, Inc.	85,169	3,373,544
Total Semiconductors & Semiconductor Equipment		96,058,544
Software—3.5%
Adobe Systems, Inc. (a)	162,013	7,381,312
Autodesk, Inc. (a)	72,560	2,462,686
BMC Software, Inc. (a)	42,753	1,929,870

	Shares	Value

CA, Inc.	106,913	$3,060,919
Citrix Systems, Inc. (a)	60,399	3,643,872
Electronic Arts, Inc. (a)	97,683	2,243,779
Intuit, Inc.	90,090	5,498,193
Microsoft Corp.	2,425,982	83,769,158
Oracle Corp.	1,185,980	36,433,306
Red Hat, Inc. (a)	61,199	2,926,536
Salesforce.com, Inc. (a)(b)	175,183	6,688,487
Symantec Corp.	224,857	5,052,537
Total Software		161,090,655
Specialty Retail—2.3%
Abercrombie & Fitch Co., Class A	25,289	1,144,327
AutoNation, Inc. (a)(b)	12,511	542,852
AutoZone, Inc. (a)(b)	11,727	4,968,613
Bed Bath & Beyond, Inc. (a)(b)	70,555	5,002,349
Best Buy Co., Inc.	86,658	2,368,363
CarMax, Inc. (a)	72,483	3,345,815
GameStop Corp., Class A	38,411	1,614,414
The Gap, Inc.	93,592	3,905,594
The Home Depot, Inc.	471,510	36,527,880
L Brands, Inc.	77,527	3,818,205
Lowe’s Cos., Inc.	346,151	14,157,576
O’Reilly Automotive, Inc. (a)(b)	35,658	4,015,804
PetSmart, Inc.	33,348	2,233,983
Ross Stores, Inc.	70,949	4,598,205
Staples, Inc.	214,297	3,398,750
Tiffany & Co.	38,709	2,819,564
TJX Cos., Inc.	232,326	11,630,240
Urban Outfitters, Inc. (a)	35,570	1,430,625
Total Specialty Retail		107,523,159
Textiles, Apparel & Luxury Goods—0.7%
Coach, Inc.	90,697	5,177,892
Fossil Group, Inc. (a)	17,044	1,760,815
NIKE, Inc., Class B	233,613	14,876,476
PVH Corp.	26,160	3,271,308
Ralph Lauren Corp.	19,658	3,415,381
VF Corp.	28,282	5,460,123
Total Textiles, Apparel & Luxury Goods		33,961,995
Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	153,705	1,407,938
People’s United Financial, Inc.	109,432	1,630,537
Total Thrifts & Mortgage Finance		3,038,475
Tobacco—1.7%
Altria Group, Inc.	648,347	22,685,662
Lorillard, Inc.	121,930	5,325,902
Philip Morris International, Inc.	527,902	45,726,871
Reynolds American, Inc.	102,760	4,970,501
Total Tobacco		78,708,936
Trading Companies & Distributors—0.2%
Fastenal Co.	87,138	3,995,277
W.W. Grainger, Inc.	19,305	4,868,335
Total Trading Companies & Distributors		8,863,612

The accompanying notes are an integral part of these financial statements.	Appendix	71

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2013 (Unaudited)

	Shares	Value
(Common Stocks continued)

Wireless Telecommunication Services—0.3%
Crown Castle International Corp. (a)	94,626	$6,849,976
Sprint Nextel Corp. (a)	974,136	6,838,435
Total Wireless Telecommunication Services		13,688,411
Total Long-Term Investments (Cost—$3,150,941,151)		4,618,462,156

SHORT-TERM SECURITIES
(3.1% of net assets)

MONEY MARKET FUNDS—2.9%
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.16% (c)(d)(e)	122,176,359	122,176,359
Prime, SL Agency Shares, 0.15% (c)(d)(e)	14,452,133	14,452,133
Total Money Market Funds		136,628,492

	Par (000)
U.S. TREASURY OBLIGATIONS—0.2%
U.S. Treasury Bill, 0.04% (f)(g)	$6,805	6,804,380
Total U.S. Treasury Obligations		6,804,380
Total Short-Term Securities (Cost $143,432,872)		143,432,872
TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD SHORT (Cost $3,294,374,023*)—102.3%		4,761,895,028

INVESTMENTS SOLD SHORT	Shares	Value
(0.0% of net assets) (h)

Pharmaceuticals—0.0%
Mallinckrodt Plc	18,982	$(864,250)
(Proceeds—$862,290)		(864,250)
TOTAL INVESTMENTS, NET OF INVESTMENTS SOLD SHORT—102.3%		4,761,030,778
LIABILITIES IN EXCESS OF OTHER ASSETS—(2.3)%		(107,146,305)
NET ASSETS—100%		$4,653,884,473

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,347,899,526

Gross unrealized appreciation	1,602,170,663
Gross unrealized depreciation	(188,175,161)

Net unrealized appreciation	$1,413,995,502

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain
BlackRock Inc.	16,465	24,288	(457)	40,296	$10,350,027	$95,698	$31,121
BlackRock Cash Funds: Institutional, SL Agency Shares	132,083,169	—	(9,906,810)[1]	122,176,359	$122,176,359	$191,877	$—
BlackRock Cash Funds: Prime, SL Agency Shares	22,497,136	—	(8,045,003)[1]	14,452,133	$14,452,133	$22,021	$—
The PNC Financial Services Group, Inc.	69,347	102,698	(1,160)	170,885	$12,460,934	$103,117	$9,313

[1]	Represents net shares sold.

(d)	Represents the current yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.
(f)	All or a portion of security has been pledged in connection with open financial futures contracts.
(g)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(h)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•	For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
608	S&P 500 E-Mini	Chicago Mercantile	September 2013	$ 48,618,720	$ (450,962)

72	Appendix	The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: S&P 500 Stock Master Portfolio (continued)

June 30, 2013 (Unaudited)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Note to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$4,618,462,156	—	—	$4,618,462,156
Short-Term Securities:
Money Market Funds	136,628,492	—	—	136,628,492
U.S. Treasury Obligations	—	$6,804,380	—	6,804,380
Liabilities:
Investments:
Investment sold short	(864,250)	—	—	(864,250)

Total	$4,754,226,398	$6,804,380	—	$4,761,030,778

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(450,962)	—	—	$(450,962)

Total	$(450,962)	—	—	$(450,962)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $99,643,557 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended June 30, 2013.

The accompanying notes are an integral part of these financial statements.	Appendix	73

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Stock Master Portfolio

June 30, 2013 (Unaudited)

ASSETS

Investments at value—unaffiliated (including securities loaned of $97,082,537) (cost—$3,141,275,116)	$4,602,455,574
Investments at value—affiliated (cost—$153,098,907)	159,439,454
Dividends receivable	5,713,831
Investments sold receivable	1,435,813
Securities lending income receivable—affiliated	12,481
Total assets	4,769,057,153

LIABILITIES

Collateral on securities loaned at value	99,643,557
Withdrawals payable to investors	13,884,895
Investments sold short at value (proceeds—$862,290)	864,250
Investments purchased payable	267,716
Variation margin payable	217,449
Investment advisory fees payable	196,229
Professional fees payable	23,524
Trustees’ fees payable	8,868
Other accrued expenses payable	66,192
Total liabilities	115,172,680
NET ASSETS	$4,653,884,473

NET ASSETS CONSIST OF

Investors’ capital	3,186,816,390
Net unrealized appreciation/depreciation	1,467,068,083
NET ASSETS	$4,653,884,473

STATEMENT OF OPERATIONS: S&P 500 Stock Master Portfolio

Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME

Dividends—unaffiliated	$31,606,647
Dividends—affiliated	198,815
Securities lending—affiliated—net	151,826
Income—affiliated	62,072
Interest	1,146
Foreign taxes withheld	(14,537)
Total income	32,005,969

EXPENSES

Investment advisory	747,477
Trustees	26,908
Professional	19,496
Total expenses	793,881
Less fees reimbursed by Manager	(46,404)
Total expenses after fees waived	747,477
NET INVESTMENT INCOME	31,258,492

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:
Investments—unaffiliated	(3,424,591)
Investments—affiliated	40,434
Financial futures contracts	11,345,478
Net realized gain	7,961,321

Net change in unrealized appreciation/depreciation on:
Investments	298,398,608
Short sale	(1,960)
Financial futures contracts	(842,600)
Net change in unrealized appreciation/depreciation	297,554,048
TOTAL REALIZED AND UNREALIZED GAIN	305,515,369
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$336,773,861

74	Appendix	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Stock Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$31,258,492	$42,606,880
Net realized gain	7,961,321	213,322,470
Net change in unrealized appreciation/depreciation	297,554,048	27,276,473
Net increase in net assets resulting from operations	336,773,861	283,205,823
Capital Transactions
Proceeds from contributions	2,930,262,663	392,443,684
Value of withdrawals	(331,084,272)	(1,066,033,494)
Net increase (decrease) in net assets derived from capital transactions	2,599,178,391	(673,589,810)
NET ASSETS
Total increase (decrease) in net assets	2,935,952,252	(390,383,987)
Beginning of period	1,717,932,221	2,108,316,208
End of period	$4,653,884,473	$1,717,932,221

FINANCIAL HIGHLIGHTS: S&P 500 Stock Master Portfolio

	Six Months Ended June 30, 2013	For Year Ended December 31,
	(Unaudited)	2012	2011	2010	2009	2008
TOTAL INVESTMENT RETURN	13.81%[1]	15.98%	2.13%	15.06%	26.63%	(36.86)%

Ratios to Average Net Assets
Total expenses	0.05%[2]	0.06%	0.06%	0.05%	0.05%	0.05%
Total expenses after fees waived	0.05%[2]	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.09%[2]	2.22%	2.08%	2.01%	2.35%	2.32%

SUPPLEMENTAL DATA
Net assets, end of period (000)	$4,653,884	$1,717,932	$2,108,316	$2,158,717	$2,049,062	$1,690,980
Portfolio turnover	2%	10%	5%	9%	5%	8%

[1]	Aggregate total investment return.
[2]	Annualized.

The accompanying notes are an integral part of these financial statements.	Appendix	75

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio

(Unaudited)

1. ORGANIZATION

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

Reorganization: The Board of Trustees of MIP (the “Board”), and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,708,282,188
Net unrealized appreciation (depreciation)	$807,498,124

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,644,179,115

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the six months ended June 30, 2013, are as follows:

•	Net investment loss: $(8,783,633)
•	Net realized and change in unrealized gain/loss on investments: $585,586,411
•	Net increase/decrease in net assets resulting from operations: $576,802,778

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. SIGNIFICANT ACCOUNTING POLICIES

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available

76	Appendix

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(Unaudited)

factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjust for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master

Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. SECURITIES AND OTHER INVESTMENTS

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on the cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold

Appendix	77

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

(Unaudited)

short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio has a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), is disclosed in the Schedule of Investments.

Master Securities Lending Agreements (“MSLA”) provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. Under the MSLA, the Master Portfolio can reinvest cash collateral, or upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Master Portfolio’s open securities lending agreements by counterparty which are subject to offset under MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,624,917	—	$(2,624,917)	—
BNP Paribas Prime Brokerage, Inc.	184,745	—	(184,745)	—
Citigroup Global Markets, Inc.	6,772,737	—	(6,772,737)	—
Credit Suisse Securities (USA) LLC	347,255	—	(347,255)	—
Deutsche Bank Securities	3,031,119	—	(3,031,119)	—
Goldman Sachs & Co.	30,016,904	—	(30,016,904)	—
Jefferies LLC	2,406,332	—	(2,406,332)	—
JP Morgan Clearing Corp.	10,248,556	—	(10,248,556)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	19,457,855	—	(19,457,855)	—
Morgan Stanley & Co. LLC	1,249,885	—	(1,249,885)	—
National Financial Services LLC	3,944,360	—	(3,944,360)	—
State Street Corp.	5,122,864	—	(5,122,864)	—
Timber Hill LLC	1,854,873	—	(1,854,873)	—
UBS Securities LLC	9,820,135	—	(9,820,135)	—

Total	$97,082,537	—	$(97,082,537)	—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $99,643,557 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risks. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and

78	Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

(Unaudited)

risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation[1]	$450,962

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$11,345,478

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(842,600)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	404
Average notional value of contracts purchased	$31,566,540

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right to offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, typically the shortfall will be allocated on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Master Portfolio.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators. BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS: S&P 500 Stock Master Portfolio (continued)

(Unaudited)

MIP, on behalf of the Master Portfolio, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, in a private investment company managed by the BFA or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BTC received $82,762 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

Purchases	$18,872,215
Sales	$3,526,900

6. PURCHASES AND SALES

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $267,138,826 and $68,431,854, respectively.

7. BANK BORROWINGS

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2013.

8. MARKET AND CREDIT RISK

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

80	Appendix

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock S&P 500 Stock Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board: The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement: Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of noninvestment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio and the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENT

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1 as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Appendix	81

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement (continued)

other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master

Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category

82	Appendix

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement (continued)

and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark during the one- and three-year periods reported, but was out of tolerance of its benchmark during the five-year period reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio. The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total net operating expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Appendix	83

S&P 500 Stock Master Portfolio

Disclosure of Investment Advisory Agreement (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

CONCLUSION

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	Appendix

S&P 500 Stock Master Portfolio

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Appendix	85

Homestead Funds

4301 Wilson Blvd.

Arlington, VA 22203

1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to

shareholders and others who have received

a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Peter R. Morris
Peter R. Morris President, Chief Executive Officer and Director

Date:  September 5, 2013

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter R. Morris
Peter R. Morris President, Chief Executive Officer and Director

Date    September 5, 2013

By:	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer

Date:  September 5, 2013